UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check	the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

Kevin Burke

Chairman of the Board

John McAvoy

President and Chief Executive Officer

April 8, 2014

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Edison, Inc. We hope that you will join the Board of Directors and the Company’s management at the Company’s Headquarters at 4 Irving Place, New York, New York, on Monday, May 19, 2014, at 10:00 a.m.

The accompanying Proxy Statement contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, the ratification of the appointment of independent accountants for 2014, the approval of the Company’s Stock Purchase Plan, and the approval, on an advisory basis, of named executive officer compensation.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. It is very important that as many shares as possible be represented at the meeting.

Sincerely,

Kevin Burke	John McAvoy

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

The Annual Meeting of Stockholders of Consolidated Edison, Inc. will be held at the Company’s Headquarters, 4 Irving Place, New York, New York, on Monday, May 19, 2014, at 10:00 a.m. for the following purposes:

a.	To elect as the members of the Board of Directors the 12 nominees named in the Proxy Statement (attached hereto and incorporated herein by reference);

b.	To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the year 2014;

c.	To approve the Company’s Stock Purchase Plan;

d.	To approve, on an advisory basis, named executive officer compensation; and

e.	To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

Whether or not you plan to attend the meeting in person, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Carole Sobin

Vice President and Corporate Secretary

Dated: April 8, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS MEETING TO BE HELD ON MONDAY, MAY 19, 2014

The Company’s Proxy Statement and Annual Report are available at

www.conedison.com/investorreports.

PROXY STATEMENT

QUESTIONS AND ANSWERS

PROXY MATERIALS

What are the proxy materials?

The proxy materials (“Proxy Materials”) include the following:

•	The Proxy Statement.

•

The Annual Report to Stockholders of Consolidated Edison, Inc. (the “Company”), which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2013, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card or a voter instruction form for use at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”).

Why am I receiving the Proxy Materials?

The Proxy Materials are provided to stockholders of the Company on or about April 8, 2014, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the Securities and Exchange Commission. We are providing the Proxy Materials to our stockholders by mail, e-mail, or in accordance with the Securities and Exchange Commission’s “Notice and Access” rule.

Why did I receive the Proxy Materials in the mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy Materials, with paper copies of the Proxy Materials. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form. If you do not want to receive paper copies of proxy materials on an ongoing basis, please follow the instructions for Internet voting on your proxy card or voter instruction form.

Why did I receive e-mail delivery of the Proxy Materials?

We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why did I receive a Notice of Internet Availability of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.

Can I request a paper copy of the Proxy Statement and Annual Report?

The Company’s Proxy Statement and Annual Report are available on our website at www.conedison.com/investorreports. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive offices at 4 Irving Place, New York, New York 10003.

I share an address with another stockholder, and we received only one copy of the Proxy Materials. How may I obtain an additional copy?

If you are a registered holder of Company Common Stock, Computershare may deliver only one copy of the Proxy Materials or Notice of Internet Availability to multiple stockholders who share an address unless Computershare has received contrary instructions.

If you hold your Company Common Stock through a broker, bank, or other financial institution (“broker”), your broker may deliver only one copy of the Proxy Materials or Notice of Internet Availability to multiple stockholders who share an address unless contrary instructions are received.

The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Materials or Notice of Internet Availability to a stockholder at a shared address to which a single copy of the documents was delivered.

Stockholders who wish to receive additional copies of the Proxy Materials or Notice of Internet Availability, now or in the future, and stockholders who share an address and wish to receive a single copy of the Proxy Materials or Notice of Internet Availability on an ongoing basis, should submit the request to the Company by telephone (212-460-4322) or by mail to the Company’s Vice President and Corporate Secretary at the Company’s principal offices at 4 Irving Place, New York, New York 10003.

Who pays the cost of soliciting proxies for the Annual Meeting?

The Company will pay the expenses associated with the solicitation of proxies. The solicitation of proxies is being made by mail, telephone, the Internet, facsimile, electronic transmission, or overnight delivery. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees or fiduciaries for forwarding Proxy Materials and other documents to beneficial owners of stock held in their names. Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, has been retained to assist in the solicitation of proxies. The estimated cost of Morrow’s services is $22,000 plus out-of-pocket expenses.

VOTING AND RELATED MATTERS

What is the record date?

The Board of Directors has established March 25, 2014 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.

How many votes do I have?

You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock you owned on the record date.

How many votes can be cast by all stockholders entitled to vote at the Annual Meeting?

One vote on each proposal presented at the Annual Meeting for each of the 292,901,302 shares of Company Common Stock that were outstanding on the record date.

How many votes must be present to hold the Annual Meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting, or 146,450,652, must be present in person or by proxy. We urge you to vote by proxy even if you plan to attend the Annual Meeting, so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of the quorum.

How does the Board of Directors recommend that I vote?

Item of Business	Board’s Voting Recommendation
Election of the 12 Director nominees	FOR EACH NOMINEE
Ratification of the appointment of independent accountants	FOR
Approve the Company’s Stock Purchase Plan	FOR
Advisory vote to approve named executive officer compensation	FOR

What vote is required to approve each item of business?

The 12 nominees for Director named in this Proxy Statement receiving a majority of the votes cast at the meeting in person or by proxy shall be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes.

The affirmative vote of a majority of the votes cast at the meeting in person or by proxy shall be required to approve the Company’s Stock Purchase Plan. Under New York law, abstentions and broker non-votes, are voted neither “for” nor “against,” and have no effect on the vote. Under New York Stock Exchange rules, approval of this proposal requires the affirmative vote of a majority of votes cast, which includes abstentions, at the meeting in person or by proxy. Thus, under New York Stock Exchange rules, abstentions have the same effect as a vote “against” the Company’s Stock Purchase Plan.

In all other matters, the affirmative vote of a majority of the votes cast at the meeting, in person or by proxy, will be the act of the stockholders.

Except as discussed above, abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote, but are counted in the determination of the quorum.

How do I vote?

You can vote whether or not you attend the Annual Meeting. Stockholders have a choice of voting over the Internet, by telephone, by mail using a proxy card or voter instruction form, or in person at the Annual Meeting.

•

If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote over the Internet, by telephone, or by mail.

•

If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote over the Internet, by telephone, or by mail.

•	If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote over the Internet or by telephone.

•	If you are a registered holder of the Company’s Common Stock, you may also vote in person at the Annual Meeting.

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your Notice of Internet Availability, proxy card or voter instruction form, as applicable.

If my shares are held by my broker, can my shares be voted if I don’t instruct my broker?

The Securities and Exchange Commission has approved a New York Stock Exchange rule that affects the manner in which your broker may vote your shares. Your broker may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to your broker. For your vote to be counted, you need to communicate your voting decisions to your broker, in the manner prescribed by your broker, before the date of the Annual Meeting.

If you have any questions about this rule or the proxy voting process in general, please contact the broker where you hold your shares. The Securities and Exchange Commission also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

If I am a registered holder of Company Common Stock, what if I don’t vote for one or more of the matters listed on my proxy card?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:

•	for the election of the 12 Director nominees;

•	for the ratification of the appointment of independent accountants;

•	for the Company’s Stock Purchase Plan; and

•	for the advisory vote to approve named executive officer compensation.

Can I revoke my proxy or change my vote?

Yes, depending on how your shares of Company Common Stock are held, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive offices at 4 Irving Place, New York, New York 10003. Check the instructions on your Notice of Internet Availability, proxy card or voter instruction form for information regarding your specific revocation options. If you are a registered holder of Company Common Stock, you may also change your vote by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting without voting will not by itself revoke a proxy.

ANNUAL MEETING INFORMATION

What is the location, date, and time of the Annual Meeting?

The Annual Meeting will be held at the Company’s principal executive offices at 4 Irving Place, New York, New York 10003, on Monday, May 19, 2014, at 10:00 a.m.

Where can I find directions to the Annual Meeting?

Directions to the Annual Meeting are available on our website at www.conedison.com/investorreports.

Who can attend the Annual Meeting?

Attendance at the Annual Meeting will be limited to holders of Company Common Stock on March 25, 2014, the record date, the authorized representative (one only) of an absent stockholder, and invited guests of management.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission ticket and proof of ownership of Company Common Stock on the record date to enter the meeting.

•	If you received a printed copy of the Proxy Materials and you are a registered holder of Company Common Stock, your proxy card serves as your admission ticket to the Annual Meeting.

•

If you received a printed copy of the Proxy Materials and you hold your shares through a broker or through an employee plan, please bring to the Annual Meeting a copy of a brokerage or other statement reflecting your stock ownership as of the record date.

•	If you received a Notice of Internet Availability, that Notice of Internet Availability serves as your admission ticket to the Annual Meeting.

•

If you received an e-mail notification, please access the Proxy Materials by clicking on the link provided in the e-mail notification and follow the instructions for downloading a copy of your admission ticket.

If you hold your shares through a broker, you can expedite your admission to the Annual Meeting by registering in advance and printing your admission ticket by visiting www.proxyvote.com and following the instructions provided (you will need the 12 digit number included on your proxy card, voter instruction form or Notice of Internet Availability).

You may be asked to present valid picture identification to gain entrance to the Annual Meeting. Any person claiming to be an authorized representative of a stockholder must, upon request, produce written evidence of the authorization.

Are there any special attendance procedures?

In order to assure the holding of a fair and orderly meeting and to accommodate as many stockholders as possible who may wish to speak at the Annual Meeting, management will limit the general discussion portion of the meeting and permit only stockholders or their authorized representatives to address the meeting. No signs, banners, placards, handouts, cameras, recording equipment, and similar items may be brought to the meeting room. Many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time. Recording of the Annual Meeting is prohibited. Suitcases, briefcases, packages, and other items may be subject to inspection.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

ELECTION OF DIRECTORS

(Proposal No. 1)

Twelve Directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting and until their respective successors are elected and qualified. (See “The Board of Directors” on pages 15 to 21.) Directors are permitted to stand for election until they reach the mandatory retirement age of 72. Of the Board members standing for election, one (John McAvoy) is a current officer of the Company. All of the nominees were elected Directors at the last Annual Meeting, other than Mr. McAvoy and Armando J. Olivera. Mr. McAvoy was appointed to the Board of Directors, effective December 26, 2013, at the time his appointment as President and Chief Executive Officer of the Company became effective. Mr. Olivera was elected to the Board of Directors effective February 20, 2014. A professional search firm assisted the Corporate Governance and Nominating Committee in connection with its recommendation of Mr. Olivera.

The Company’s management believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Mr. McAvoy also serves on the Board of the Company’s subsidiary, Orange and Rockland Utilities, Inc. (“Orange & Rockland”).

Gordon J. Davis and Eugene R. McGrath, who served with distinction as Directors of the Company, have reached the mandatory retirement age and therefore will be retiring from the Board effective May 19, 2014, and will not be standing for re-election. The Board has reduced the number of Directors to 12 effective immediately prior to the Annual Meeting.

Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.

The Board Recommends a Vote FOR Proposal No. 1.

Election of each of the 12 Director nominees requires the Director to receive a majority of the votes cast at the Annual Meeting, in person or by proxy, to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(Proposal No. 2)

At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for the year 2014. If the selection of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

PwC has acted as independent accountants for the Company for many years. The Audit Committee’s charter provides that at least once every five years, the Audit Committee will evaluate whether it is appropriate to rotate the Company’s independent accountants.

The Audit Committee considered the firm’s qualifications. This included a review of PwC’s performance in prior years, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. (See “REPORT OF THE AUDIT COMMITTEE” and “Fees Paid to PricewaterhouseCoopers LLP” on pages 31 to 32.)

Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board Recommends a Vote FOR Proposal No. 2.

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

APPROVAL OF THE COMPANY’S STOCK PURCHASE PLAN

(Proposal No. 3)

Introduction

The Company’s stockholders are being requested to approve The Consolidated Edison, Inc. Stock Purchase Plan as amended and restated to extend the plan term for an additional ten years and to authorize up to ten million (10,000,000) shares of Company Common Stock for issuance (as amended and restated, the “Stock Purchase Plan”). The Stock Purchase Plan does not reflect any other material amendment as compared to the stock purchase plan approved by the Company’s shareholders in May 2004 (the “Expiring Stock Purchase Plan”). New York Stock Exchange rules require stockholder approval for equity compensation plans such as the Stock Purchase Plan.

The Stock Purchase Plan was considered by the Management Development and Compensation Committee (the “Committee”) of the Board of Directors in consultation with Mercer (US) Inc. (“Mercer”), the Committee’s independent compensation consultant. The Committee recommended that the Board of Directors approve the Stock Purchase Plan and the Board of Directors unanimously approved the Stock Purchase Plan, subject to the approval of the Company’s stockholders at the Annual Meeting.

If approved by the Company’s stockholders at the Annual Meeting, the Stock Purchase Plan will become effective on May 19, 2014.

Timing of Proposal

The Expiring Stock Purchase Plan was approved by the Company’s stockholders at the Annual Meeting on May 17, 2004 and is scheduled to expire on May 17, 2014. If approved by the Company’s stockholders at the Annual Meeting, the Stock Purchase Plan will be scheduled to expire on May 19, 2024.

Description of the Stock Purchase Plan

The following is a summary of the material terms of the Stock Purchase Plan. Capitalized terms used in this summary have the meaning set forth in the Stock Purchase Plan. The complete text of the Stock Purchase Plan is set forth in Appendix A to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix A.

Purpose of the Stock Purchase Plan

The Stock Purchase Plan is a broad-based employee stock purchase plan providing eligible union and management employees and members of the Board of Directors of the Company and its participating affiliates with the opportunity to purchase shares of Company Common Stock. The Stock Purchase Plan provides participants who purchase shares of Company Common Stock under the Stock Purchase Plan with a ten percent discount from the prevailing market price of a share of Company Common Stock through matching contributions from the Company or its participating affiliates (referred to herein as a “Company matching contribution”) equal to 11 percent of a participant’s contribution. (See “Approval of the Company’s Stock Purchase Plan—Company Matching Contributions” on page 10.) Approval of the Stock Purchase Plan will continue to allow purchases of shares of Company Common Stock to be made in a convenient manner, through payroll deductions or cash payments, and without any fees, commissions or charges payable by participants, other than the purchase price.

Term of the Stock Purchase Plan

The maximum term of the Stock Purchase Plan is ten years following approval by the Company’s stockholders, unless an extension of the term is subsequently approved by stockholders. If the Stock Purchase Plan is approved by stockholders at the Annual Meeting, the Stock Purchase Plan will continue until May 19, 2024.

Eligibility and Participation

Employees of the Company and its participating affiliates with more than three months of service are eligible to participate in the Stock Purchase Plan. In addition, members of the Boards of Directors of the Company and its participating affiliates are also eligible. As of December 31, 2013, the eligible participants included approximately 14,000 employees, 11 executive officers of the Company and participating affiliates and 12 non-employee members of the Boards of Directors of the Company and its participating affiliates. As of December 31, 2013, more than 57 percent of employees of the Company and its participating affiliates were participating in the Expiring Stock Purchase Plan.

Available Shares and Investment Limits

The maximum number of shares of Company Common Stock authorized for issuance pursuant to the Stock Purchase Plan is ten million (10,000,000), subject to adjustment by reason of stock split, spinoff, recapitalization, merger, consolidation, or similar corporate transaction that affects shares of Company Common Stock. Eligible participants, other than non-employee members of the Boards of Directors of the Company and its participating affiliates, may invest up to 20 percent of their pay under the Stock Purchase Plan through payroll deductions or cash payments, subject to a maximum amount, excluding dividend reinvestments, of $25,000 during any calendar year. Non-employee members of the Boards of Directors may invest under the Stock Purchase Plan through cash payments, subject to a maximum amount, excluding dividend reinvestments, of $25,000 during any calendar year. The maximum annual benefit under the Stock Purchase Plan available to a participant is $2,778 (excluding dividend reinvestments and brokerage commissions), based on the maximum annual Company matching contribution available to a participant who makes the maximum annual contribution of $25,000. (See “Approval of the Company’s Stock Purchase Plan—Company Matching Contributions” on page 10.) Dividends paid on shares of Company Common Stock held under the Stock Purchase Plan are reinvested in additional shares, unless otherwise directed by the participant.

Source of Shares

Shares of Company Common Stock purchased under the Stock Purchase Plan may be authorized, but unissued, shares or treasury shares purchased directly from the Company by the agent that the Company appoints to administer the Stock Purchase Plan (“New Shares”), or shares purchased by the agent on any securities exchange where shares are traded, in the over-the-counter market, or in negotiated transactions (“Shares Purchased on the Open Market”).

Dilution

Total potential dilution (as a percentage of the 292,872,396 shares of Company Common Stock outstanding as of December 31, 2013) associated with the ten million (10,000,000) shares of Company Common Stock authorized under the Stock Purchase Plan is 3.4 percent. Participants purchased 864,281 shares in 2013 for $49.5 million under the Expiring Stock Purchase Plan (665,718 shares for $39.8 million in 2012 and 721,520 shares for $37.9 million in 2011), including dividend reinvestments. Annual dilution for 2013 was 0.3 percent (0.2 percent in 2012 and 0.3 percent in 2011). Annual dilution equals shares purchased divided by the number of shares of Company Common Stock outstanding at the beginning of the year. The actual dilution associated with the shares of Company Common Stock to be issued under the Stock Purchase Plan prior to its scheduled termination on May 19, 2024 is not determinable at this time, and will depend on the amounts invested by participants and the purchase price of the shares at various future dates. In addition, the Company may from time to time determine whether shares purchased under the Stock Purchase Plan will be Shares Purchased on the Open Market (which would not be dilutive) or New Shares. Potential dilution amount is a forward-looking statement. Forward-looking statements are not facts. Actual results may differ materially because of factors such as those identified in reports the Company files with the Securities and Exchange Commission.

Purchase Price of Shares

The purchase price of shares of Company Common Stock under the Stock Purchase Plan is dependent upon the source of the shares. For New Shares, the price for a given month is the average of the high and low prices at which shares of Company Common Stock were traded on the New York Stock Exchange on the trading day immediately preceding the purchase dates occurring during a given month. For Shares Purchased on the Open Market, the purchase price of the shares of Company Common Stock for a given month is the average cost, exclusive of brokerage commissions and other expenses, of all shares purchased by the Stock Purchase Plan’s agent during the month. All brokerage commissions and other expenses incurred by the Stock Purchase Plan’s agent in the purchase of shares under the Stock Purchase Plan are paid by the Company or its participating affiliates and are not included in the cost of the shares to the participant.

Company Matching Contributions

To provide a ten percent discount for purchases under the Stock Purchase Plan, the Company or its participating affiliates contribute an amount equal to one-ninth of the amount invested by each participant (including dividend reinvestments)—$1 for each $9 invested. The maximum Company matching contribution available to a participant annually is $2,778 (excluding dividend reinvestment and brokerage commissions), which is available to participants who make the maximum annual contribution of $25,000. (See “Approval of the Company’s Stock Purchase Plan—Available Shares and Investment Limits” on page 9.)

Holding Period

A participant may at any time withdraw or dispose of shares of Company Common Stock held under the Stock Purchase Plan. However, if the shares have been held for less than one year, the participant is ineligible to make further investments under the Stock Purchase Plan (including dividend reinvestments) until the first day of the 13th calendar month following the calendar month during which the shares were purchased.

Modification and Termination of the Stock Purchase Plan

The Company reserves the right and power to suspend, terminate, amend or otherwise modify the Stock Purchase Plan; provided, however, that no suspension, termination, amendment or modification will restrict the right of any participant to withdraw all full shares held under the Stock Purchase Plan, and to receive the net proceeds, after expenses of sale, of any fractional shares held. Any amendment or other modification of the Stock Purchase Plan would, under the New York Stock Exchange listing standards, require stockholder approval if the amendment or modification constituted a material revision under the listing standards.

Other

The Stock Purchase Plan is not a qualified “employee stock purchase plan” under Sections 423 or 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Plan Benefits

It is not presently possible to determine, with respect to the persons and groups shown in the table below, the number of shares to be purchased in the future by such person or groups pursuant to the Stock Purchase Plan. Therefore, the following table sets forth information pertaining to shares which have been purchased during 2013 pursuant to the Expiring Stock Purchase Plan.

Stock Purchase Plan Benefits(1)

	Dollar Value	Number of Shares
John McAvoy	$2,478	43.29
Robert Hoglund	$4,146	72.35
Craig Ivey	$3,226	56.13
William Longhi	$0	0
Elizabeth D. Moore	$3,217	55.97
Kevin Burke	$0	0
Non-NEO Executive Group	$10,576	184.05
Non-Executive Director Group	$335	5.92
Non-Executive Officer Employee Group(2)	$1,095,926	19,383.03

Footnotes:

(1)	Dollar value and shares shown are the Company matching contributions made in 2013 (including for dividend reinvestment), and shares of Company Common Stock purchased with such contributions.
(2)	Includes all employees, including officers who are not executive officers. 94.5 percent of the Company matching contributions provided to participants during 2013 were provided to participants who were neither officers nor executive officers.

U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the U.S. federal income tax consequences associated with the Stock Purchase Plan and is not intended to address state or local tax consequences. The federal tax laws are complex and subject to change and the tax consequences for any participant will depend on his or her individual circumstances. Participants are advised to consult their individual tax advisors concerning the tax implications of participation in the Stock Purchase Plan.

Company Matching Contributions. The aggregate amount of Company matching contributions contributed to a participant’s account under the Stock Purchase Plan in each year will constitute taxable wage income to the participant in the given year. The Company will be entitled to a deduction for amounts contributed by the Company and its participating affiliates with respect to a given year.

Dividends. Dividends, which are paid on shares of Company Common Stock purchased by a participant under the Stock Purchase Plan, will constitute taxable income to the participant in the year of payment, even if the dividends are reinvested and not distributed to the participant. The Company will not be entitled to a deduction for dividends paid with respect to the shares.

Taxes Upon Disposition of Shares. Any gain or loss realized by a participant upon disposition of shares of Company Common Stock purchased under the Stock Purchase Plan will constitute either long-term or short-term gain or loss to a participant in connection with the sale or exchange of a capital asset depending on the holding period. The gain or loss for a share will be the difference between the price the participant received upon disposition of the share and the purchase cost of the share as reported to a participant. The Company will not be entitled to a deduction upon disposition of the shares.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2013, certain information about the Company’s equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2003 LTIP(1)	2,297,545		$43.383	—
2013 LTIP(2)	19,760		—	4,980,240
Total equity compensation plans approved by security holders	2,317,305		—	4,980,240
Total equity compensation plans not approved by security holders	5,000	(3)	—	—

Total	2,322,305		—	4,980,240	(4)

Footnotes

(1)	The number of shares of Company Common Stock that may be issued pursuant to outstanding awards under the Long Term Incentive Plan approved by the company’s shareholders in 2003 (the “2003 LTIP”) include: (A) outstanding awards made in 2011, 2012 and 2013 (1,121,599 shares for performance restricted stock units and 66,580 shares for time-based restricted stock units); (B) 448,245 shares for stock unit awards made prior to 2011 that have vested and for which the receipt of shares was deferred; (C) 179,811 shares covered by outstanding directors’ deferred stock unit awards (which vested upon grant) and (D) 481,310 stock options. Amounts do not include shares that may be issued pursuant to any dividend reinvestment in the future on the deferred stock units. There is no dividend reinvestment on the other outstanding awards. The weighted-average exercise price shown is for stock options; other outstanding awards had no exercise price. No new awards may be made under the 2003 LTIP.
(2)	The number of shares of Company Common Stock that may be issued pursuant to outstanding awards under the Long Term Incentive Plan approved by the company’s shareholders in 2013 (the “2013 LTIP”) includes shares covered by outstanding directors’ deferred stock unit awards (which vested upon grant). Amounts do not include shares that may be issued pursuant to any dividend reinvestment in the future on the deferred stock units. There is no dividend reinvestment on the other outstanding awards. The outstanding awards had no exercise price. New awards may be made under the 2013 LTIP until May 20, 2023.
(3)	This amount represents shares to be issued to an officer who had elected to defer receipt of these shares until separation from service or later. These shares are issuable pursuant to awards of restricted stock units made in 2000, which vested in 2004.
(4)	This amount does not include the number of shares of Company Common Stock that may be issued under the stock purchase plan approved by the company’s shareholders in 2004. The number of shares is not determinable because it depends, among other things, on the level of plan participant contributions (the Companies contribute $1 for each $9 invested by their directors, officers or employees). Shares may be issued under the plan until May 17, 2014.

The Board Recommends a Vote FOR Proposal No. 3.

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Under New York law, abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote. Under New York Stock Exchange rules, approval of this proposal requires the affirmative vote of a majority of votes cast, which includes abstentions, at the meeting in person or by proxy. Thus, under New York Stock Exchange rules, abstentions have the same effect as a vote “against” the Stock Purchase Plan.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal No. 4)

The Company values the opinions of our stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders may vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis (“CD&A”) section, and the related compensation disclosure tables on pages 33 to 64. The Company currently conducts such votes annually. In 2013, the Company held a “say-on-pay” vote to approve the Company’s Named Executive Officer compensation, as set forth in the 2013 proxy statement, and 90.20 percent of the shares voted were voted “for” the proposal. Following this year’s vote, the next such vote will be at the Company’s 2015 annual meeting of stockholders.

As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to the Company’s long-term success, and to motivate these executives to create value for its stockholders and to provide reliable service for its customers. The Management Development and Compensation Committee (the “Compensation Committee”), with the assistance of its independent compensation consultant, seeks to provide base salary, target annual incentive awards, and target long-term incentive award values that are competitive with the median level of compensation provided by the Company’s compensation peer group. (See “Committee Actions with Respect to Executive Compensation—Compensation Peer Group” on page 40.)

The Compensation Committee believes that performance-based variable compensation should represent the most significant portion of each Named Executive Officer’s total direct compensation to motivate strong annual and multi-year Company performance. Additionally, the Compensation Committee believes that most of the performance-based variable compensation should be in the form of long-term, rather than annual incentives, to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation and the mix of base salary and performance-based variable compensation of each Named Executive Officer to ensure that it meets the Compensation Committee’s objectives and is competitive with levels of compensation of the compensation peer group.

The Compensation Committee chooses performance measures under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance measures, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

The Compensation Committee, in consultation with its independent compensation consultant, introduced changes for 2014 for the performance restricted stock units granted to certain executive officers, including the Named Executive Officers other than Mr. Burke (who retired as an executive officer in 2013), for the 2014-2016 performance period. The Compensation Committee removed “Incentive Plan Percentage” (the average calculated payout under the Company’s annual incentive plan over the three-year performance period) as a performance measure because it used the same performance measures as the annual incentive plan. The Compensation Committee replaced “Incentive Plan Percentage” with a target for (i) cumulative adjusted earnings per share during the three-year performance period, which focuses on the creation of long-term shareholder value through improving after-tax profitability, and (ii) certain operating objectives for the period (long-term system reliability and environmental sustainability), which are important to the Company’s operating effectiveness and are closely aligned with its business goals. The Compensation Committee will continue to use “Shareholder Return Percentage” (the cumulative change in Company total shareholder returns over the three-year performance period compared with the Company’s compensation peer group as constituted on the date the performance restricted stock units are granted) as a performance measure. Awards to the Company’s executive officers, including the

Named Executive Officers, under the long term incentive plan will continue to be completely performance based applying pre-established performance measures. (See “Executive Summary of the Executive Compensation Program—2014 Performance Restricted Stock Unit Awards” on pages 35 to 36.)

For the reasons highlighted above and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

The Board Recommends a Vote FOR Proposal No. 4.

Approval of Proposal No. 4 requires the affirmative vote of a majority of the vote cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

The Board values the opinions of the Company’s stockholders as expressed through their vote and other communications. Although the vote is on an advisory basis, the Board and its Compensation Committee will consider the voting results when making future compensation decisions for the Company’s Named Executive Officers.

THE BOARD OF DIRECTORS

Information About the Nominees

The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes that the Board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Committee reviews with the Board the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, availability for service, factors relating to the composition of the Board (including its size and structure), and the Company’s principles of diversity. For incumbent Directors, the Committee also considers past performance of the Director on the Board.

The current nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds, as set forth below, which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company’s regulated utilities and competitive energy businesses. Below, for each nominee, is their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships during the past five years, and other directorships.

Ellen V. Futter, 64

Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College, her legal experience, and her service on other boards support the Board in its oversight of the Company’s operations and planning activities and the Company’s relationships with stakeholders. Ms. Futter has been the President of the American Museum of Natural History, New York, NY, since November 1993. Previously, Ms. Futter served as the President of Barnard College, New York, NY, and as the Chairman of the Federal Reserve Bank of New York, and was a corporate attorney at the law firm of Milbank, Tweed, Hadley & McCloy. Ms. Futter has been a Trustee of Con Edison of New York since 1989 and a Director of the Company since December 1997. During the past five years, Ms. Futter also served as a Director of JPMorgan Chase & Co., Inc. through July 2013. Ms. Futter is also a Director or Trustee of NYC & Company and the Brookings Institution and a Manager at the Memorial Sloan-Kettering Cancer Center.

Sally H. Piñero, 61

Ms. Piñero has experience in business development and government service, and also has legal experience. Ms. Piñero’s experience from her positions as an attorney and in government service supports the Board in its oversight of the Company’s corporate governance, environmental, and planning activities and the Company’s relationships with stakeholders. Ms. Piñero has been a hearing officer with the New York City Office of Administrative Trials and Hearings Health Tribunal since January 2012. Previously, Ms. Piñero was an attorney at law in Yonkers, NY from January 2008 through December 2011, President of East Harlem Business Capital Corporation, a non-profit corporation providing business services to promote economic development, from July 2006 to December 2007, and Executive Director of City Harvest, New York, NY, a non-profit corporation that collects and distributes food to community food programs, from August 2005 to July 2006. Ms. Piñero also served as the Managing Director of Fannie Mae American Communities Fund, Chairwoman of the New York City Housing Authority, Deputy Mayor for Finance and Economic Development, and Chairwoman of the Board of Directors of the Financial Services Corporation of New York City. Ms. Piñero has been a Trustee of Con Edison of New York since 1994 and a Director of the Company since December 1997.

Michael J. Del Giudice, 71

Mr. Del Giudice has experience in private equity, with a focus on the power and energy infrastructure market, as well as experience in government service. Mr. Del Giudice’s experience from his investment activities and his government service support the Board in its oversight of the Company’s corporate governance, financial, and strategic planning activities, and the Company’s relationships with stakeholders. Mr. Del Giudice has been Senior Managing Director at Millennium Capital Markets LLC, New York, NY, an investment banking firm, since 1996, Senior Managing Director at MCM Securities LLC, New York, NY, a registered broker dealer, since 1996, Chairman and Senior Managing Director of Rockland Capital, LLC, New York, NY, a private equity company focusing on power and energy infrastructure markets, since 2003, and Vice Chairman of Carnegie Hudson Resources Energy Partners, LLC, a private equity company focusing on advising oil companies and investing in oil fields, since 2012. Previously, Mr. Del Giudice was a General Partner at the investment bank of Lazard Freres & Co. LLC, and served as Secretary to the New York State Governor and Chief of Staff to the New York State Assembly Speaker. Mr. Del Giudice has been a Director of the Company since July 1999 and a Trustee of Con Edison of New York since May 2002. Mr. Del Giudice serves as a Director of Fusion Telecommunications International, Inc., and, during the past five years, Mr. Del Giudice also served as a Director of Reis, Inc. through September 2013, and Barnes and Noble, Inc. through September 2010. Mr. Del Giudice is also the Chairman of the Governor’s Committee on Scholastic Achievement and a Director of the New York Racing Association.

George Campbell Jr., Ph.D., 68

Dr. Campbell has experience leading premiere colleges and a non-profit corporation, with a focus on engineering and science.
Dr. Campbell also has experience in management and research and development at a public company. Dr. Campbell’s experience from his leadership positions at Webb Institute, The Cooper Union for the Advancement of Science and Art, AT&T Bell Laboratories, and NACME, Inc., and his service on other boards support the Board in its oversight of the Company’s operations and management activities. Dr. Campbell, a physicist, has been Non-Executive Chairman of the Board of Trustees of the Webb Institute, Glen Cove, NY, a college focusing primarily on naval architecture and marine engineering, since November 2012. Dr. Campbell was the President of The Cooper Union for the Advancement of Science and Art, New York, NY, a college focusing primarily on engineering, architecture, and art, from July 2000 through June 2011. Previously,
Dr. Campbell held various management positions at AT&T Bell Laboratories. Dr. Campbell has also served as President and Chief Executive Officer of NACME, Inc., a non-profit corporation focused on engineering education and science and technology policy. Dr. Campbell has been a Director of the Company and a Trustee of Con Edison of New York since February 2000. Dr. Campbell serves as a Director of Barnes and Noble, Inc. Dr. Campbell is also a Director or Trustee of the Josiah Macy Foundation, The Mitre Corporation, Montefiore Medical Center, the New York Hall of Science, Rensselaer Polytechnic Institute, and the U.S. Naval Academy Foundation.

Vincent A. Calarco, 71

Mr. Calarco has experience leading public companies, and has management and executive experience with manufacturing companies. Mr. Calarco’s experience from his leadership positions and financial oversight experience in senior management roles at Newmont Mining Corporation and Crompton Corporation (now known as Chemtura Corporation), and his service on other boards support the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Calarco has been the Non-Executive Chairman of Newmont Mining Corporation, Denver, CO, a gold production company, since January 2008. Mr. Calarco was Chairman, President and Chief Executive Officer of Crompton Corporation (specialty chemicals, polymer products and equipment), Middlebury, CT from April 1985 to July 2004. Previously, Mr. Calarco held various management and executive positions at Uniroyal Chemical Company. Mr. Calarco has been a Director of the Company and a Trustee of Con Edison of New York since September 2001. During the past five years, Mr. Calarco also served as a Director of CPG International, Inc. through October 2013. Mr. Calarco is also the President and a Trustee of the Hopkins School, and a Trustee of Yale-New Haven Hospital and Yale New Haven Health System.

Kevin Burke, 63

Mr. Burke has leadership, engineering, operations and legal experience, as well as knowledge of the utility industry and the Company’s business. Mr. Burke’s experience from his leadership positions at the Company, and his service on other boards supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities and the Company’s relationships with stakeholders. Mr. Burke has been Chairman of the Board of the Company and Con Edison of New York since February 2006. Mr. Burke was President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York from September 2005 to December 2013, when he retired from these positions. Previously, Mr. Burke was President and Chief Operating Officer of Con Edison of New York from September 2000 until September 2005. Mr. Burke has been a Director of the Company and a Trustee of Con Edison of New York since October 2005. Mr. Burke serves as a Director of Honeywell International Inc. Mr. Burke is also a Trustee of the Alfred P. Sloan Foundation, and is Vice Chairman of The Economic Club of New York.

L. Frederick Sutherland, 62

Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities. Mr. Sutherland has been the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of services, facilities management and uniform and career apparel, since 1997, and assumed the added responsibilities as Group Executive in 2009. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President in the Corporate Banking Department of Chase Manhattan Bank, New York, NY. Mr. Sutherland has been a Director of the Company and a Trustee of Con Edison of New York since April 2006. Mr. Sutherland is also the President of the Board of Trustees of People’s Light and Theater and Chairman of the Board of WHYY, a PBS affiliate.

John F. Killian, 59

Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders. Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to December 2010. Previously, Mr. Killian was the President of Verizon Business, Basking Ridge, NJ, from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Telecom from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited (a telecommunications, information services, and entertainment company in the United Kingdom). Mr. Killian has been a Director of the Company and a Trustee of Con Edison of New York since September 2007. Mr. Killian is also a Director of Houghton Mifflin Harcourt and a Trustee of Providence College.

Michael W. Ranger, 56

Mr. Ranger has investment experience focusing on the energy and power sector, investment banking experience in the energy and power sector, and experience as a member of a utility banking group. Mr. Ranger’s experience from his investment activities in the energy and power sector supports the Board in its oversight of the Company’s financial and strategic planning activities. Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, New York, NY, a private equity investment firm, since 2004 and Non-Executive Chairman of KDC Solar LLC since 2010. Previously, Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust. Mr. Ranger has been a Director of the Company and a Trustee of Con Edison of New York since February 2008. Mr. Ranger is also a Director or Trustee of Beacon Health Holdings, LLC, Bonten Media Group, Morristown-Beard School, Professional Direction Enterprise, Inc, and St. Lawrence University.

John F. Hennessy III, 58

Mr. Hennessy has leadership experience at project performance consulting firms, and has engineering and construction industry experience. Mr. Hennessy’s experience from his leadership positions with a project performance consulting firm supports the Board in its oversight of the Company’s operations and financial activities. Mr. Hennessy has been a Partner in the firm of Hennessy & Williamson, a project performance consulting firm, New York, NY, since 2004, and since 2011, an advisor to Turnstone Energy Solutions, an energy management company. Previously, Mr. Hennessy was Chairman of the Board and Chief Executive Officer of the Syska Hennessy Group from 1989 to 2004.
Mr. Hennessy has been a Director of the Company and a Trustee of Con Edison of New York since November 2008. Mr. Hennessy is also Chairman Emeritus of the Board of Directors of the New York Building Congress, Chairman Emeritus of the New York Building Foundation, and Chairman Emeritus of the American Council of Engineering Companies.

John McAvoy, 53

Mr. McAvoy has leadership, engineering, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. McAvoy’s experience from his leadership positions at the Company, and his service on other boards supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities and the Company’s relationships with stakeholders. Mr. McAvoy has been President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 2013. Previously, Mr. McAvoy was President and Chief Executive Officer, and a member of the Board of Directors, of Orange & Rockland from January 2013 to December 2013. Mr. McAvoy was Senior Vice President of Central Operations for Con Edison of New York from February 2009 to December 2012. Mr. McAvoy has been a Director of the Company and a Trustee of Con Edison of New York, and Chairman of the Board of Directors of Orange & Rockland since December 2013. Mr. McAvoy is also a Director or Trustee of the American Gas Association, the Business Council of New York State, Inc., the Edison Electric Institute, the Intrepid Sea, Air and Space Museum, and the Partnership for New York City.

Armando J. Olivera, 64

Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities. Mr. Olivera was President of Florida Power & Light Company from June 2003, and Chief Executive Officer from July 2008, until his retirement in May 2012. Mr. Olivera joined Florida Power & Light Company in 1972.
Mr. Olivera has been a Director of the Company and a Trustee of Con Edison of New York since February 2014. Mr. Olivera serves as a Director of Fluor Corporation and AGL Resources, Inc. (and had served as a director of Nicor, Inc. prior to its merger in 2011 with AGL Resources, Inc.). During the past five years, Mr. Olivera served as a Director of Florida Power & Light Company through May 2012. Mr. Olivera is also a Trustee of Cornell University, Florida Reliability Coordinating Council, Inc., and Miami Dade College.

Meetings and Board Members’ Attendance

The Board of Directors held 11 meetings in 2013. At its meetings the Board considers a wide variety of matters involving such things as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, succession planning, risk management, industry issues, accounting practices and disclosure, and corporate governance practices.

In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee (currently Mr. Del Giudice) serves as Lead Director and, as such, chairs the executive sessions of the non-management Directors and the independent Directors. The Company’s independent Directors met once in executive session and the non-management Directors met nine times in executive session during 2013.

During 2013, each incumbent member of the Board attended more than 75 percent of the combined meetings of the Board of Directors and the Board Committees on which he or she served (held during the period that he or she served).

Directors are expected to attend the Annual Meeting. All of the current Directors attended the 2013 annual meeting of stockholders, except Messrs. McAvoy and Olivera who were elected to the Board in December 2013 and February 2014, respectively.

Corporate Governance

The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees, and the Standards of Business Conduct, are available on the Company’s website at www.conedison.com/investor/governance_documents.asp. The Standards of Business Conduct applies to all Directors, officers and employees. The Company intends to post on its website at www.conedison.com/investor/governance_documents.asp amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver.

Leadership Structure

As discussed in the Corporate Governance Guidelines, the Board selects the Company’s Chief Executive Officer and Chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. Historically, the roles of Chief Executive Officer and Chairman have been combined. To promote an effective and orderly Chief Executive Officer transition, the Board determined that Mr. Burke should continue to serve as Chairman of the Board for an interim period after his retirement as Chief Executive Officer, which was effective December 25, 2013. The Board made this determination based on a variety of factors, including Mr. Burke’s long-standing knowledge of the Company and the utility industry, and his extensive engineering, operations and legal experience.

Mr. McAvoy was promoted to the position of Chief Executive Officer effective December 26, 2013, upon Mr. Burke’s retirement, and was appointed to the Board at the time his appointment as Chief Executive Officer of the Company became effective. Mr. McAvoy has been nominated to the Board for election at the Annual Meeting. As Chief Executive Officer, Mr. McAvoy has day-to-day management responsibility for the Company and he reports to the Board. As Chairman, Mr. Burke presides at meetings of the Board and stockholders, facilitates communication between the Board and the Company’s management, assists the Chief Executive Officer in formulating long-term strategy, coordinates with the Lead Director on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board, and is available for consultation and communication with major stockholders as appropriate.

The Board also will continue to have an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee. The Lead Director: (i) acts as a liaison between the independent Directors and the Company’s management; (ii) chairs the executive sessions of non-management and independent Directors and has the authority to call additional executive sessions as appropriate; (iii) chairs Board meetings in the Chairman’s absence; (iv) coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board; and (v) is available for consultation and communication with major stockholders as appropriate.

The Board consists of a substantial majority of Directors who are independent. (See “The Board of Directors—Board Members’ Independence” on page 23.) The Board routinely holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year. Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives and risks. The Committees of the Board which administer the Board’s risk oversight function are chaired by non-management Directors (see “The Board of Directors—Standing Committees of the Board” on pages 24 to 27).

Risk Oversight

The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees which report to the Board. Board Committees have assumed oversight of various risks that have been identified through the Company’s enterprise risk management program. The Audit Committee reviews the Company’s risk assessment and risk management policies and the Audit Committee reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s enterprise risk management program.

Related Person Transactions and Policy

The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five percent beneficial owners, and their respective immediate family members, where the amount involved in the transaction since the beginning of the Company’s last completed fiscal year exceeds or is expected to exceed $100,000.

The policy provides that the Corporate Governance and Nominating Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chair of the Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1.0 million. A summary of any new transactions pre-approved by the Chair will be provided to the full Committee for its review in connection with a regularly scheduled Committee meeting.

The Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

•

business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount of business falls below the thresholds in the New York Stock Exchange’s listing standards and the Company’s Director independence standards; and

•

contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent of the organization’s consolidated gross annual revenues.

In 2013, Ms. Futter’s brother received approximately $155,000 for providing legal services to Con Edison of New York and will provide such legal services in 2014. The provision of these services by Ms. Futter’s brother was approved by the Committee.

Board Members’ Independence

The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: Mr. Calarco, Dr. Campbell, Mr. Davis, Mr. Del Giudice, Mr. Hennessy, Mr. Killian, Mr. Olivera, Ms. Piñero, Mr. Ranger, and Mr. Sutherland.

To assist it in making determinations of Director independence, the Board has adopted independence standards, which are set forth in its Corporate Governance Guidelines, available on the Company’s website at www.conedison.com/investor/pdfs/Guidelines.pdf. Under these standards, the Board has determined that each of the relationships below is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:

(i)	(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

(ii)	the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

(iii)	the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent of such other company’s consolidated gross revenues, whichever is greater;

(iv)	the Director is a partner or the owner of five percent or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent of such other company’s consolidated gross revenues, whichever is greater;

(v)	the Director is a partner, the owner of five percent or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent of such other company’s consolidated gross revenues, whichever is greater; and

(vi)	the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent of such organization’s consolidated gross revenues, whichever is greater.

Standing Committees of the Board

Audit Committee

The Audit Committee, composed of four independent Directors (currently Mr. Calarco, Chair, Mr. Del Giudice, Mr. Killian, and Mr. Sutherland), is responsible for the appointment of the independent accountants for the Company, subject to stockholder ratification at the Annual Meeting. If the selection of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants. The Committee meets with the Company’s management, including Con Edison of New York’s General Auditor, the General Counsel, and the Company’s independent accountants, several times a year to discuss internal controls and accounting matters, the Company’s financial statements, filings with the Securities and Exchange Commission, earnings press releases and the scope and results of the auditing programs of the independent accountants and of Con Edison of New York’s internal auditing department. The Committee also oversees the Company’s risk assessment and risk management policies, and the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program. Each member of the Committee is “independent” as defined in the New York Stock Exchange’s listing standards. The Board of Directors of the Company has determined that each Director on the Audit Committee is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and is “independent” as such term is defined in Rule 10A-3 under the Securities and Exchange Act of 1934. The Audit Committee held eight meetings in 2013.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, composed of four independent Directors (currently Mr. Del Giudice, Chair, Mr. Calarco, Dr. Campbell, and Ms. Piñero), annually evaluates each Director’s individual performance when considering whether to nominate the Director for re-election to the Board and is responsible for recommending candidates to fill vacancies on the Board. In addition, the Committee assists with respect to the composition and size of the Board and of all Committees of the Board. The Committee also makes recommendations to the Board as to the compensation of Board members as well as other corporate governance matters, including Board independence criteria and determinations and corporate governance guidelines. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program.

All of the members of the Committee are “independent” as defined in the New York Stock Exchange’s listing standards. The Company’s Corporate Governance Guidelines provide that the Board of Directors consists of a substantial majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines under “The Board of Directors—Board Members’ Independence” on pages 23 to 24. Among its duties, the Committee reviews the skills and characteristics of Director candidates as well as their integrity, judgment, business experience, areas of expertise and availability for service, factors relating to the composition of the Board (including its size and structure) and the Company’s principles of diversity.

The Committee has the authority under its charter to hire advisors to assist it in its decisions. The Committee retains a professional search firm to assist it in identifying director candidates. The search firm assists the Committee in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm also provides the Committee, for its review and consideration, lists of potential candidates with background information. After consulting with the Committee, the firm further screens and interviews candidates as directed by the Committee to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee. The Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Committee will evaluate candidates recommended by stockholders. The Committee will make an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and will then further consider candidates that do. Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

The Committee has also retained Mercer to provide information, analyses, and objective advice regarding director compensation. The Committee directs Mercer to: (i) assist the Committee by providing competitive market information on the design of the director compensation program, (ii) advise the Committee on the design of the director compensation program and also provide advice on the administration of the program, and (iii) brief the Committee on director compensation trends among the Company’s compensation peer group and broader industry. The Board members, including the chief executive officer, consider the recommendations of the Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer.

The Corporate Governance and Nominating Committee held four meetings in 2013.

Environment, Health and Safety Committee

The Environment, Health and Safety Committee, composed of four non-management Directors (currently Ms. Futter, Chair, Mr. Davis, Mr. Hennessy, and Ms. Piñero), provides advice and counsel to the Company’s management on corporate environment, health and safety policies and on such other environment, health, safety, and sustainability matters as from time-to-time the Committee deems appropriate. The Committee also reviews significant issues relating to the Company’s environment, health and safety programs and its compliance with environment, health and safety laws and regulations, and makes such other reviews and recommends to the Board such other actions as it may deem necessary or desirable to help promote sound planning by the Company with due regard to the protection of the environment, health and safety. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Environment, Health and Safety Committee held five meetings in 2013.

Executive Committee

The Executive Committee, composed of four non-management Directors (currently Mr. Burke, the Chairman of the Board and of the Committee, Mr. Calarco, Mr. Del Giudice, and Mr. McGrath), and Mr. McAvoy, may exercise, during intervals between the meetings of the Board, all the powers vested in the Board, except for certain specified matters. No meetings of the Executive Committee were held in 2013.

Finance Committee

The Finance Committee, composed of four independent Directors (currently Mr. Sutherland, Chair, Mr. Davis, Mr. Hennessy, and Mr. Ranger), reviews and makes recommendations to the Board with respect to the Company’s financial condition and policies, capital and operating budgets, financial forecasts, major contracts and real estate transactions, financings, investments, bank credit arrangements, its dividend policy, strategic business plan, litigation, and other financial matters. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Finance Committee held eight meetings in 2013.

Management Development and Compensation Committee

The Management Development and Compensation Committee, composed of four independent Directors (currently Dr. Campbell, Chair, Mr. Calarco, Mr. Del Giudice, and Mr. Killian), makes recommendations to the Board relating to officer and senior management appointments. The Committee also establishes and oversees the Company’s executive compensation and benefit plans and policies, administers its equity plans and annual incentive plan and reviews and approves annually all compensation relating to the Named Executive Officers under the Company’s executive compensation program. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program.

The Committee has the authority, under its charter, to engage the services of outside advisors, experts and others to assist it. The Committee engages Mercer to provide information, analyses, and objective advice regarding executive compensation. The Committee directs Mercer to: (i) assist the Committee in the development and assessment of the compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program, (ii) compare the Company’s chief executive officer’s base salary, annual incentive and long-term incentive compensation to that of the chief executive officers of the identified compensation peer group and broader industry, (iii) advise the Committee on the officers’ base salaries and target award levels within the annual and long-term incentive plans, (iv) advise the Committee on the design of the Company’s annual and long-term incentive plans and also provide advice on the administration of the plans, (v) brief the Committee on executive compensation trends among the Company’s compensation peer group and broader industry, and (vi) assist with the preparation of the Compensation Discussion and Analysis Report for this Proxy Statement. The Committee held seven meetings in 2013, of which Mercer attended four.

For a discussion of the role of the Committee and information about the Company’s processes and procedures for the consideration and determination of executive compensation, see the “COMPENSATION DISCUSSION AND ANALYSIS REPORT” beginning on page 33.

In addition, the Committee also reviews and makes recommendations as necessary to provide for orderly succession and transition in the senior management of the Company and receives reports and makes recommendations with respect to minority and female recruitment, employment and promotion. It also oversees and makes recommendations to the Board with respect to compliance with the Employee Retirement Income Security Act of 1974 (“ERISA”), and reviews and makes recommendations with respect to benefit plans and plan amendments, the selection of plan trustees and the funding policy and contributions to the funded plans, and reviews the performance of the funded plans. Each of the members of the Committee is “independent” as defined in the New York Stock Exchange’s listing standards, meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code, and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

Operations Oversight Committee

The Operations Oversight Committee, composed of five non-management Directors (currently Mr. McGrath, Chair, Dr. Campbell, Ms. Futter, Mr. Hennessy, and Mr. Killian), oversees the Company’s operation of its electric, gas, and steam delivery systems and their impact on the customer. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Operations Oversight Committee held four meetings in 2013.

Planning Committee

The Planning Committee, composed of five non-management Directors (currently Ms. Piñero, Chair, Mr. Davis, Ms. Futter, Mr. McGrath, and Mr. Ranger), reviews and makes recommendations to the Board regarding long-range planning for the Company. Additionally, the Committee oversees the Company’s management of risks, relating to the Committee’s duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Planning Committee held three meetings in 2013.

Compensation Consultant Disclosure

The Management Development and Compensation Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan, to assist the Committee with its responsibilities related to the Company’s executive compensation programs and the Corporate Governance and Nominating Committee has retained Mercer to assist it with its responsibilities related to the Director compensation program, including the design and structure of the Company’s long term incentive plan. Mercer’s fees for executive and Director compensation consulting to the committees in 2013 were approximately $580,200.

During 2013, the Company retained Marsh & McLennan affiliates (other than Mercer) to provide services, unrelated to executive compensation. These services were approved by the Company’s management. The aggregate fees paid for these other services, which include litigation, auction services, and a corporate membership for safety professionals, were approximately $199,510.

The Management Development and Compensation Committee considered the independence of Mercer under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Management Development and Compensation Committee concluded that the services provided by the Marsh & McLennan affiliates (other than Mercer), did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Committee concerning executive or director compensation matters.

Compensation Committee Interlocks and Insider Participation

Mr. Calarco, Dr. Campbell (Chair), Mr. Del Giudice and Mr. Killian were on the Company’s Management Development and Compensation Committee during 2013. The Company believes that there are no interlocks with the members who serve on this Committee.

Communications with the Board of Directors

Interested parties may communicate directly with the members of the Company’s Board of Directors, including the non-management Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive offices at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward all communications to the Director or the Directors indicated.

DIRECTOR COMPENSATION

Those members of the Board who are not employees of the Company or its subsidiaries are paid an annual retainer of $90,000. The Chairman of the Board and the Lead Director each receive an additional annual retainer of $130,000 and $35,000, respectively. In 2013, the Chairs of the Environment, Health and Safety, Finance, Operations Oversight, and Planning Committees each received an additional annual retainer of $5,000. The Chairs of each of the Corporate Governance and Nominating Committee, the Management Development and Compensation Committee, and the Audit Committee received an additional annual retainer of $10,000, $10,000, and $20,000, respectively. Effective April 1, 2014, the annual retainer amounts payable to each of the Chairs of the Management Development and Compensation Committee and the Audit Committee were increased by $5,000, to $15,000 and $25,000, respectively. Each Audit Committee member (other than the Audit Committee Chair) received an additional annual retainer of $10,000 and each member of the Audit Committee received a fee of $2,000 for each meeting of the Audit Committee attended. Members of the other Committees of the Board or of the Boards of its subsidiaries received a fee of $1,500 for each meeting of a Committee attended. The Acting Chair of any Board Committee, at meetings where the regular Chair is absent, was paid an additional meeting fee of $200 for any Committee meeting at which he or she presided.

In 2013, the Company reimbursed Board members who were not currently employees of the Company for reasonable expenses incurred in attending Board and Committee meetings. No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Members of the Board who were employees of the Company or its subsidiaries received no retainer or meeting fees for their service on the Board.

The Company has stock ownership guidelines for Directors under which each Director is to own shares with a value equal to four times the annual director retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year.

Members of the Board participate in the long term incentive plan. Pursuant to the long term incentive plan, each non-employee Director was allocated an annual award of $105,000 of deferred stock units on the first business day following the 2013 Annual Meeting. Effective April 1, 2014, the allocation was increased by $15,000, to $120,000 for each non-employee Director. If a non-employee Director was first appointed to the Board after an annual meeting, his or her first annual award will be pro rated. Settlement of the 2013 annual awards of stock units were automatically deferred until the Director’s termination of service from the Board of Directors. Each Director may elect to receive some or all of his or her 2013 annual awards of stock units on another date or to further defer any other prior annual award of stock units, including any related dividend equivalents earned on prior annual award of stock units, in accordance with the terms of the long term incentive plan and Section 409A of the Internal Revenue Code. Each Director may also elect to defer all or a portion of his or her 2013 retainers and meeting fees into additional deferred stock units, which are deferred until the Director’s termination of service. Dividend equivalents are payable on 2013 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have been paid to the Director or, at the Director’s option, are paid in cash. All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that cash compensation deferred into stock units, the annual stock unit awards, and the dividend equivalents granted to non-employee Directors that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within sixty days following separation from Board service unless the director elected to defer distribution to another date.

Directors are eligible to participate in the stock purchase plan, which is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Director Compensation Table

The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2013.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)		Total ($)
Kevin Burke	—	$43,772	—		$43,772
Vincent A. Calarco	$148,500	$105,000	—		$253,500
George Campbell, Jr.	$130,000	$105,000	$10,500	(3)	$245,500
Gordon J. Davis	$112,500	$105,000	$10,500	(3)	$228,000
Michael J. Del Giudice	$192,500	$105,000	—		$297,500
Ellen V. Futter	$114,500	$105,000	$10,000		$229,500
John F. Hennessy III	$118,500	$105,000	—		$223,500
John F. Killian	$138,000	$105,000	$10,500	(3)	$253,500
John McAvoy(4)	—	—	—		—
Eugene R. McGrath	$116,000	$105,000	$10,500	(3)	$231,500
Sally H. Piñero	$117,500	$105,000	—		$222,500
Michael W. Ranger	$114,000	$105,000	—		$219,000
L. Frederick Sutherland	$142,000	$105,000	—		$247,000

Footnotes:

(1)	On May 21, 2013, each of the Directors, except Messrs. Burke and McAvoy, received a grant of 1,724 stock units valued at $60.90 per share, the equivalent of $105,000. Mr. Burke received a pro-rata grant of 796 stock units, valued at $54.99 per share, as a non-employee Director, effective December 26, 2013. The stock units are fully vested at the time of grant. Pursuant to the Company’s long term incentive plan, and as indicated in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the stock units are valued in accordance with FASB ASC Topic 718.
(2)	The “All Other Compensation” column includes matching contributions made by the Company to qualified educational institutions under its matching gift program. All directors and employees are eligible to participate in this program. The Company matches up to a total of $10,500 per eligible participant to qualified educational institutions per calendar year. Gifts of up to $3,000 are matched by the Company on a two-for-one basis and gifts that are greater than $3,000 are matched by the Company on a one-for-one basis (up to the $7,500 maximum).
(3)	The amounts reported in the “All Other Compensation” column includes amounts matched by the Company in 2012 and paid in 2013.
(4)	Mr. McAvoy was appointed to the Board of Directors effective December 26, 2013 and did not receive any director compensation because he is an employee of the Company.

BENEFICIAL OWNERSHIP OF SECURITIES

Directors and Executive Officers

The following table includes information, as of February 28, 2014, with respect to the beneficial ownership of shares of the Company by each non-employee Director, each executive officer named in the Summary Compensation Table, and by all Directors and executive officers of the Company as a group. Each executive officer and member of the Board held his or her shares with sole voting power and sole investment power, except for the restricted stock units and deferred stock units (the holders of which have no voting rights or investment power) and shares as to which voting power, or investment power, or both, were shared with a spouse or a relative of such person. As of February 28, 2014, such ownership was, in each case, less than one percent of the outstanding 292,894,758 shares.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Other Stock- Based Holdings(2)	Total Number of Shares
Kevin Burke	290,937	25,936	316,873
Vincent A. Calarco	24,515	—	24,515
George Campbell, Jr.	22,662	8,988	31,650
Gordon J. Davis	26,296	1,724	28,020
Michael J. Del Giudice	35,684	1,782	37,466
Ellen V. Futter	16,648	7,724	24,372
John F. Hennessy III	10,202	—	10,202
John F. Killian	7,564	4,989	12,553
Eugene R. McGrath	63,001	1,782	64,783
Armando J. Olivera	975	—	975
Sally H. Piñero	30,475	1,500	31,975
Michael W. Ranger	25,549	—	25,549
L. Frederick Sutherland	28,833	1,782	30,615
John McAvoy	3,764	10,206	13,970
Robert Hoglund	20,512	15,000	35,512
Craig Ivey	3,153	35,306	38,459
William Longhi	25,421	15,541	40,963
Elizabeth D. Moore	24,663	—	24,663
Directors and Executive Officers as a group, including the above-named persons (24 persons)	731,375	132,260	863,635

Footnotes:

(1)	Includes for the non-employee Directors, stock units that were deferred until the respective Director’s separation from the Board of Directors (“DSUs”): Mr. Burke—142,528; Mr. Calarco—24,115; Dr. Campbell—17,867; Mr. Davis—26,294; Mr. Del Giudice—32,758; Ms. Futter—15,406; Mr. Hennessy —10,202; Mr. Killian—7,564; Mr. McGrath—16,247; Mr. Olivera—475; Ms. Piñero—30,107; Mr. Ranger—25,549; and Mr. Sutherland—24,833. Includes for the Named Executive Officers vested restricted stock units the receipt of which the officer deferred until the officer’s separation from the Company, for: Mr. McAvoy—restricted stock units: 0; Mr. Hoglund—restricted stock units: 15,000; Mr. Ivey—restricted stock units: 0; Mr. Longhi—restricted stock units: 15,002; and Ms. Moore—restricted stock units: 24,061. These officers had no other restricted stock units that were to vest, and no exercisable or unexercisable stock options that were to become exercisable, within 60 days of February 28, 2014.
(2)	Represents shares, stock units or DSUs that have been deferred more than 60 days after February 28, 2014.

The following table provides, as of December 31, 2013, information with respect to persons who are known to the Company to beneficially own more than five percent of Company Common Stock:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	20,796,410	(1)	7.10%

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	17,777,356	(2)	6.10%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	14,734,435	(3)	5.03%

Footnotes:

(1)	State Street Corporation stated in its Schedule 13G, filed on February 3, 2014 with the Securities and Exchange Commission, that it has shared voting power and shared dispositive power for 20,796,410 shares of Company Common Stock.
(2)	BlackRock, Inc. stated in its Schedule 13G/A, filed on January 28, 2014 with the Securities and Exchange Commission, that it has sole voting power for 14,938,525 and sole dispositive power for 17,777,356 shares of Company Common Stock.
(3)	The Vanguard Group stated in its Schedule 13G, filed on February 12, 2014 with the Securities and Exchange Commission, that it has sole voting power for 610,519, sole dispositive power for 14,287,693, and shared dispositive power for 446,742 shares of Company Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Directors and executive officers of the Company to file reports of ownership and changes in ownership of the equity securities of the Company and its subsidiaries with the Securities and Exchange Commission and to furnish copies of these reports to the Company, within specified time limits. Based upon its review of the reports furnished to the Company for 2013 pursuant to Section 16(a) of the Act, the Company believes that all of the reports were filed on a timely basis, except for one transaction, which was reported late for Kevin Burke, relating to the 796 deferred stock units that he received when he became a non-employee Director in December 2013.

REPORT OF THE AUDIT COMMITTEE

The Company’s Audit Committee consisted of four independent Directors in 2013. Each member of the Audit Committee meets the qualifications required by the New York Stock Exchange and Securities and Exchange Commission.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2013. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. In 2013, PwC did not provide any non-audit services to the Company.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Audit Committee:

Vincent A. Calarco (Chair)

Michael J. Del Giudice

John F. Killian

L. Frederick Sutherland

Fees Paid to PricewaterhouseCoopers LLP

Fees paid or payable to PwC for services related to 2013 and 2012 are as follows:

	2013	2012
Audit Fees	$4,431,699	$4,545,751
Audit-Related Fees(1)	$748,925	$999,393
Tax Fees	$—	$—
All Other Fees	$—	$—

TOTAL FEES	$5,180,624	$5,545,144

Footnote:

(1)	Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2012 are fees for a review and readiness assessment of a new financial and supply-chain enterprise resource planning system. The major items included in Audit-Related Fees in 2013 are fees related to Department of Energy audits of smart grid grants.

The Audit Committee, or as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.

EXECUTIVE COMPENSATION REPORT OF THE MANAGEMENT DEVELOPMENT AND

COMPENSATION COMMITTEE

The Management Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) is composed of four independent Directors. The Committee establishes, reviews and administers the Company’s executive compensation program for the Chief Executive Officer and the other members of senior management, including the Named Executive Officers listed on the Summary Compensation Table, and determines the compensation of such officers.

The Committee has reviewed and discussed the Compensation Discussion and Analysis Report (the “CD&A”) for 2013 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and this Proxy Statement.

Management Development and Compensation Committee:

George Campbell, Jr. (Chair)

Vincent A. Calarco

Michael J. Del Giudice

John F. Killian

COMPENSATION DISCUSSION AND ANALYSIS REPORT

Introduction

This section of the Proxy Statement provides management’s discussion and analysis of the Company’s 2013 executive compensation program (the “executive compensation program”). The executive compensation program covers the Company’s Named Executive Officers (as set forth on page 36). The discussion and analysis addresses:

I.	Executive summary of the executive compensation program;

II.	Executive compensation program overview, philosophy and objectives;

III.	Role of the Committee and others in determining executive compensation;

IV.	Committee actions with respect to executive compensation;

V.	Retirement and other benefits;

VI.	Stock ownership guidelines;

VII.	Recoupment policy; and

VIII.	Tax deductibility of pay.

I.	Executive Summary of the Executive Compensation Program

A. Introduction

The Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to the Company’s long-term success, and to motivate these executives to create value for its stockholders and to provide safe, reliable, and efficient service for its customers. The Committee seeks to provide base salary, and performance-based variable compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that aligns pay to performance and is competitive with the median level of compensation provided by the Company’s compensation peer group. (See “Committee Actions with Respect to Executive Compensation—Compensation Peer Group” on page 40.)

The Committee believes that performance-based variable compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation to motivate strong annual and multi-year Company performance. Additionally, the Committee believes that most of the performance-based variable compensation should be in the form of long-term, rather than annual incentives, to emphasize the importance of sustained Company performance. Each year, the Committee evaluates the level of compensation and the mix of base salary and performance-based variable compensation of each Named Executive Officer to ensure that it meets the Committee’s objectives and is competitive with levels of compensation provided by the Company’s compensation peer group.

Key features of the executive compensation program include:

•	Base salary: recognizes individual responsibility and performance.

•	Performance-based variable compensation:

¡	Annual incentive compensation: recognizes achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

¡

Long-term incentive compensation: recognizes achievement, over a three-year period, of financial and operating objectives critical to the performance of the Company’s business and its total shareholder return relative to its compensation peer group.

B. Key Governance Features

The Company is committed to maintaining strong compensation governance practices to ensure adherence with the pay-for-performance philosophy of the executive compensation program and aligning the executive compensation program with the long-term interests of the Company’s stockholders:

•

Independent Compensation Consultant. The Committee retains an independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation, and to annually evaluate the Company’s compensation-related risk management. (See “Compensation Policies and Practices as They Relate to the Company’s Risk Management” on page 53.)

•

Recoupment Policy. The Company’s compensation recoupment policy applies to all officers of the Company and its subsidiaries, and is intended to reduce potential risks associated with our executive compensation program, and align the long-term interests of the officers and stockholders. (See “Recoupment Policy” on page 52.)

•

Stock Ownership Guidelines. Stock ownership guidelines for certain officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance and align the interests of the certain officers and stockholders, (See “Stock Ownership Guidelines” on pages 51 to 52.)

•

Hedging & Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company’s policies prohibit all officers, financial personnel, and certain other individuals from shorting, hedging, and pledging Company securities or holding Company securities in a margin account. (See “Stock Ownership Guidelines” on pages 51 to 52.)

•

Long-Term Incentive Compensation. At the 2013 Annual Meeting, the Company’s shareholders approved the 2013 Long Term Incentive Plan to replace the 2003 Long Term Incentive Plan that expired by its terms. The 2013 Long Term Incentive Plan provides for the grant of equity-based compensation awards to members of the Board of Directors, officers and other eligible employees of the Company and its affiliates. The 2013 Long Term Incentive Plan (i) prohibits the repricing of stock options or the buyout of underwater options for cash or other types of consideration without the approval of shareholders; (ii) permits recycling of shares for future awards under limited circumstances; (iii) permits accelerated vesting of outstanding equity awards only if both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) places a cap on the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

•

Market Pay Practices. Following the retirement of Mr. Burke, the former President and Chief Executive Officer, the Company has no employment agreements, no golden parachute excise tax gross-ups, and no individually negotiated equity awards with special treatment upon a change of control.

•

Succession Planning. Effective December 26, 2013, Mr. McAvoy was promoted to the position of President and Chief Executive Officer of the Company, following the retirement of Mr. Burke as an executive officer. Mr. Burke continues to serve as Chairman of the Board. Mr. McAvoy’s promotion to this position after 33 years of service with the Company during which he held positions of increasing responsibility, the last of which was the President and Chief Executive Officer of Orange & Rockland, one of the Company’s utility subsidiaries, highlights the effectiveness of the Company’s succession planning.

C. 2013 Say-on-Pay Vote and Shareholder Outreach

The Company values the opinions of its stockholders as expressed through their votes and other communications. In 2013, the Company held a “say-on-pay” vote to approve Named Executive Officer compensation, as set forth in the 2013 proxy statement, and 90.2 percent of the shares voted were voted “for” the proposal. The Company is committed to furthering the long-term interests of stockholders and creating long-term stockholder value through sustainable growth strategies. As part of this commitment, the Company believes it is important to maintain an ongoing dialogue with stockholders to better understand their views on our executive compensation program and to solicit and respond to feedback so the Company can further align the program with stockholder objectives. During 2013 and 2014, the Company engaged in outreach with stockholders, investment firms, and institutional stockholders. These discussions were conducted via teleconference and in person with senior management.

Our shareholder outreach efforts focused on the design of the executive compensation program, disclosure practices, corporate governance, and the results of the most recent say-on-pay vote.

As part of its continuing review of the alignment between the executive compensation program and the creation of long-term shareholder value, the Committee, in consultation with its independent compensation consultant and management, considered feedback from stockholders, developing market practices, and evolving business priorities. After careful consideration, the Committee determined that certain compensation design changes to the performance measures for the 2014-2016 performance restricted stock unit awards under the long term incentive plan would link more directly Named Executive Officer compensation to the creation of long-term shareholder value. These changes, which are discussed in more detail below, replace “Incentive Plan Percentage” (the average calculated payout under the Company’s annual incentive plan over the three-year performance period) as a performance measure with cumulative adjusted earnings per share and operating objectives (long-term system reliability and environmental sustainability) as performance measures. In addition to achieving better long-term executive compensation alignment with performance, these changes will provide greater clarity and transparency around performance measures, minimize the overlap of performance measures between annual and long-term incentives, and present a more overall competitive design around our long-term equity program.

(iv) 2014 Performance Restricted Stock Unit Awards

The Committee, in consultation with its independent compensation consultant, introduced changes for 2014 for the performance restricted stock units awarded to certain executive officers, including the Named Executive Officers other than Mr. Burke (who retired as an executive officer in 2013), for the 2014-2016 performance period. The Committee removed “Incentive Plan Percentage” as a performance measure because it used the same performance measures as the annual incentive plan. The Committee replaced it with a target for cumulative adjusted earnings per share during the three-year performance period, which focuses on the creation of long-term shareholder value by improving after-tax profitability, and certain operating objectives for the period (long-term system reliability and environmental sustainability), which are important to the Company’s operating effectiveness and are closely aligned with its business goals. The Committee will continue to use “Shareholder Return Percentage” (the cumulative change in the Company’s total shareholder returns over the three-year performance period compared with the Company’s compensation peer group as constituted on the date the performance restricted stock units are awarded) as a performance measure. Awards to the Company’s executive officers, including the Named Executive Officers, under the long term incentive plan will continue to be completely performance based applying pre-established performance measures. For 2014, the target number of performance restricted stock units that may be earned will be based on the satisfaction of the following performance measures: 50 percent Shareholder Return Percentage; 30 percent cumulative adjusted earnings per share; and 20 percent operating objectives.

These changes are intended to provide a clearer, more transparent connection between the Company’s executive compensation program and financial and business performance. The changes would link more directly Named Executive Officer compensation to the creation of long-term shareholder value.

II.	Executive Compensation Program Overview, Philosophy and Objectives

A. Executive Compensation Program Overview

The executive compensation program consists of the following components:

•	Base salary;

•	Annual incentive compensation;

•	Long-term incentive compensation;

•	Retirement and welfare benefits; and

•	Perquisites and personal benefits.

The Company’s Named Executive Officers are:

•	John McAvoy, President and Chief Executive Officer (effective December 26, 2013) and former President and Chief Executive Officer, Orange & Rockland

•	Robert Hoglund, Senior Vice President and Chief Financial Officer

•	Craig Ivey, President, Con Edison of New York

•	William Longhi, President, Shared Services, Con Edison of New York

•	Elizabeth D. Moore, Senior Vice President and General Counsel

•	Kevin Burke, former President and Chief Executive Officer, who retired as an executive officer on December 25, 2013

B. Compensation Philosophy and Objectives

The Committee’s philosophy and objectives governing the development and implementation of the Company’s executive compensation program are to provide competitive, performance-based compensation. There are no material differences in the Company’s compensation policies for each Named Executive Officer.

(i) Competitive Positioning—Attraction and Retention

The Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to the Company’s long-term success. The Committee seeks to provide base salary, target annual incentive awards, and target long-term incentive award values that are competitive with the median level of compensation provided by the Company’s compensation peer group. The Company also seeks to provide retirement and welfare benefits, perquisites, and personal benefits that are competitive with those provided by the compensation peer group.

Mr. McAvoy became President and Chief Executive Officer at the end of 2013. Pursuant to his employment offer letter, Mr. McAvoy receives an initial base salary of $1,140,000, participates in the Company’s annual incentive plan, with a 2014 target bonus opportunity of 100 percent of base salary and a maximum bonus opportunity of 200 percent of base salary, and participates in the Company’s long term incentive plan. In addition, for 2014, Mr. McAvoy’s long-term incentive opportunity is 375 percent of base salary.

In 2014, Mr. McAvoy’s target total direct compensation compared to the Company’s compensation peer group median is as follows:

	Company Target Compensation as a Percentage of Peer Group Median Target
Principal Position	Base Salary	Target Total Cash Compensation (Base Salary + Target Annual Incentive)	Target Long-Term Incentive Compensation	Target Total Direct Compensation
John McAvoy
President and Chief Executive Officer(1)	99%	93%	94%	94%

Footnote:

(1)	Based on comparisons to compensation for chief executive officers of each of the Company’s compensation peer group companies as disclosed in proxy statements filed in 2013.

In 2013, the target total direct compensation of the Named Executive Officers, other than Mr. McAvoy, compared to the Company’s compensation peer group median was as follows:

	Company Target Compensation as a Percentage of Peer Group Median Target
Principal Position	Base Salary	Target Total Cash Compensation (Base Salary + Target Annual Incentive)	Target Long-Term Incentive Compensation	Target Total Direct Compensation
Kevin Burke
Former President and Chief Executive Officer(1)	109%	103%	105%	104%
Other Named Executive Officers (Average)(2)	102%	97%	94%	95%

Footnote:

(1)	Based on comparisons to compensation for chief executive officers of each of the Company’s compensation peer group companies as disclosed in proxy statements filed in 2013.
(2)	Based on comparisons to compensation for functionally comparable positions at the Company’s compensation peer group companies as disclosed in proxy statements filed in 2013 for the positions held by Mr. Hoglund, Mr. Ivey, and Ms. Moore. Compensation for Mr. Longhi, for which functionally comparable positions at the Company’s compensation peer group companies were not available, was compared to compensation to the fourth highest paid executive at each of the Company’s compensation peer group companies.

(ii) Pay-Performance Alignment and Target Total Direct Compensation Mix

The Company’s executive compensation program is designed to motivate its executive officers to create value for its stockholders and provide safe, reliable and efficient service for its customers. The Committee seeks to ensure that the target total direct compensation of each Named Executive Officer is balanced appropriately between base salary (fixed compensation) and annual incentive and long-term incentive compensation

(performance-based variable compensation). The Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibility and performance. The Committee believes that performance-based variable compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation to motivate strong annual and multi-year performance. The Committee also believes that most of the performance-based variable compensation targeted to each Named Executive Officer should be in the form of long-term, rather than annual, incentives, to emphasize the importance of sustained Company performance. The target annual incentive and target long-term incentive grants made to each Named Executive Officer by the Committee reflect the Committee’s desired balance between these elements, relative to the base salary paid to each executive. Awards under the Company’s annual incentive plan are based on achieving financial and operating objectives critical to the performance of the Company’s businesses. Awards of performance restricted stock units under the Company’s long term incentive plan are based on achieving financial and operating objectives and the Company’s total shareholder return relative to the total shareholder return for the Company’s compensation peer group over a three-year period.

As shown below for 2014, the mix of target total direct compensation for Mr. McAvoy meets the Committee’s objectives: each is weighted heavily towards performance-based variable compensation, with the largest portion delivered in long-term incentives.

As President and Chief Executive Officer in 2014, Mr. McAvoy’s mix of target total direct compensation will be as follows:

As shown below for 2013, the mix of target total direct compensation for the Named Executive Officers, other than Mr. McAvoy, meets the Committee’s objectives: each is weighted heavily towards performance-based variable compensation, with the largest portion delivered in long-term incentives, and the target total direct compensation mix of the Named Executive Officers is in line with that of the compensation peer group.

The following charts illustrate the average mix of target total direct compensation for the former President and Chief Executive Officer and for chief executive officers in our compensation peer group for 2013:

The following charts illustrate the average mix of target total direct compensation for the other Named Executive Officers and other named executive officers (based on comparisons to compensation for functionally comparable positions) in our compensation peer group for 2013:

(iii) Determining Performance Measures

The Committee chooses performance measures under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance measures, the Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

III.	Role of the Committee and Others in Determining Executive Compensation

A. Committee’s Role

The role of the Committee is to establish and oversee the Company’s executive compensation and benefit plans and policies, administer its equity plans and annual incentive plan and review and approve annually all compensation relating to the Named Executive Officers. All of the decisions with respect to determining the amount or form of compensation of the Named Executive Officers under the Company’s executive compensation program are made by the Committee.

B. Management’s Role

The role of the Company’s chief executive officer with respect to determining the amount or form of the compensation of the other Named Executive Officers is to provide his recommendations to the Committee. The chief executive officer is not present when the Committee determines his compensation. The chief executive officer considers the following in making his recommendations:

•	Individual performance of the other Named Executive Officers;

•	The other Named Executive Officer’s contribution towards the Company’s long-term performance;

•	The scope of their individual responsibilities; and

•	Compensation peer group proxy data provided by the Committee’s independent compensation consultant.

The Company’s Human Resources department also supports the Committee in its work.

C. Compensation Consultant’s Role

The Committee has the authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Committee periodically meets with Mercer in executive session to discuss compensation matters. The Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. A discussion of Mercer’s role as the Committee’s independent compensation consultant is set forth in the section titled “The Board of Directors—Standing Committees of the Board” on page 24.

IV.	Committee Actions with Respect to Executive Compensation

A. Compensation Peer Group

For 2013, the Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The compensation peer group was developed in 2007 and has remained consistent since then except for the loss of two peers that were acquired by other peers (in 2012 Progress Energy was acquired by Duke Energy and Constellation Energy was acquired by Exelon). The Committee annually reviews the composition of the compensation peer group and the impact of acquisitions. For 2013 the Committee concluded that no changes are needed because the peer group continues to represent publicly-traded utility companies of comparable size and scope to that of the Company. The Company’s 2012 revenues approximated the 50th percentile of the peer group. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers, as well to measure relative total shareholder returns for the vesting of performance restricted stock unit awards.

For 2013, the Company’s compensation peer group consisted of the following companies:

Company Name	2012 Revenue(1)
	(in millions)
Exelon Corporation	$23,489
Duke Energy Corporation	$19,624
The Southern Company	$16,537
FirstEnergy Corp.	$15,320
PG&E Corporation	$15,040
American Electric Power Company, Inc.	$14,945
NextEra Energy, Inc.	$14,256
Dominion Resources, Inc.	$13,093
PPL Corporation	$12,189
Edison International	$11,862
Entergy Corporation	$10,302
Xcel Energy Inc.	$10,128
Sempra Energy	$9,647
DTE Energy Company	$8,791
CenterPoint Energy, Inc.	$7,452
Ameren Corporation	$6,828
Pepco Holdings, Inc.	$5,081
NiSource Inc.	$5,061
Median	$12,026
Consolidated Edison, Inc.	$12,188
Percentile Rank	53	rd

Footnote:

(1)	Source: Standard & Poor’s Research Insight (represents net revenues, restated if applicable).

B. Base Salary

A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed on an annual basis to recognize individual performance, as well as at the time of a promotion or other change in responsibilities.

In setting base salary for the Company’s Named Executive Officers, including the chief executive officer, the Committee considers various factors, including:

•	Recommendations from the chief executive officer for the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•	The level of base salary compared to executives holding equivalent positions in the Company’s compensation peer group.

Effective February 1, 2013, base salary merit increases for the Named Executive Officers as a group increased by an average of 3.3 percent. The 2013 base salary of each Named Executive Officer is set forth in the “Salary” column of the Summary Compensation Table on page 54.

C. Annual Incentive Compensation

(i) Awards

A significant portion of the annual incentive compensation paid to the Named Executive Officers is directly related to the Company’s financial and operating performance, factors that the Committee believes influence stockholder value.

Individual performance is taken into consideration in setting annual incentive compensation through the establishment by the Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

(ii) Potential Awards

For 2013, the Committee set the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:

•	Recommendations from the chief executive officer for the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•	The level of annual incentive compensation compared to executives holding functionally comparable positions in the Company’s compensation peer group.

The range of awards included threshold, target and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the threshold, target and maximum levels. The range of each Named Executive Officer’s potential award is set forth on the Grants of Plan-Based Awards Table on pages 55 to 56. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the officers achieve the target financial and operating objectives. Over the past three years, the aggregate actual awards to the Named Executive Officers ranged from 131 percent to 155 percent of aggregate target annual incentive awards. Pursuant to the terms of the annual incentive plan, the Committee has the discretion to adjust (upward or downward) the annual incentive awards to be paid to Named Executive Officer.

Awards under the annual incentive plan are calculated as follows:

Base Salary        X        Target Percentage        X        Weighting Earned

“Base Salary” is the annual base salary of the Named Executive Officer as of the end of the year to which the annual incentive award relates, and is determined as discussed under the caption “Committee Actions with Respect to Executive Compensation—Base Salary” on page 41.

“Target Percentage” is a percentage of base salary that varies based on the Named Executive Officer’s position. The target percentage for Mr. McAvoy is 80 percent (reflecting the percentage that was established based on his position as president and chief executive officer of Orange & Rockland for most of 2013). The target percentage for Mr. Ivey and Mr. Longhi is 80 percent; the target percentage for Mr. Hoglund and Ms. Moore is 50 percent; and the target percentage for Mr. Burke is 100 percent (reflecting the percentage that was established based on his position as President and Chief Executive Officer for most of 2013).

“Weighting Earned” is the sum of the weightings earned for the financial and operating objectives. For each Named Executive Officer, target weightings totaling 100 percent are assigned to each of the Named Executive Officer’s objectives. Weightings earned reflect achievement of the objectives and may vary from zero to 200 percent. If actual results are between performance targets, weightings earned are interpolated.

(iii) Financial Objectives

The financial objectives under the annual incentive plan were selected as those most indicative of the Company’s success during the year. For 2013, the financial objectives consisted of “adjusted net income” and “other financial performance” components.

The “adjusted net income” component, reflecting the financial results of the Company’s business for which its Named Executive Officer are responsible and accounting for 50 percent of each Named Executive Officer’s potential annual incentive award, was: the adjusted Company net income, for Mr. Hoglund, Ms. Moore, and Mr. Burke (reflecting components that were established based on his position as President and Chief Executive Officer for most of 2013); the adjusted regulated net income (the total adjusted net income for Con Edison of New York and Orange & Rockland) for Mr. Ivey and Mr. Longhi; and, 70 percent of Orange & Rockland’s adjusted net income and 30 percent of Con Edison of New York’s adjusted net income for Mr. McAvoy (reflecting components that were established based on his position as President and Chief Executive Officer of Orange & Rockland for most of 2013). “Adjusted net income” excludes the impacts in 2013 of the net mark-to-market activity (after-tax gain of $45 million) and the disallowance of tax deductions relating to the Lease In/Lease Out transactions (after-tax charge of $95 million) at the Company’s competitive energy businesses.

2013 target adjusted net income and actual adjusted net income were:

	Target	Actual	Performance Relative to Targets
	(in millions)
Adjusted Company net income	$1,098.0	$1,112.1	101.3%
Adjusted Con Edison of New York net income	$1,015.0	$1,019.6	100.5%
Adjusted Orange & Rockland net income	$55.0	$65.2	118.5%
Adjusted Regulated net income	$1,070.0	$1,084.9	101.4%

If actual adjusted net income for 2013 had been less than or equal to 90 percent of the target adjusted net income, no annual incentive awards would have been made.

The weightings earned for the 50 percent “adjusted net income” component were determined based upon the following scale:

Performance Relative to Targets	Weighting Earned
≥ 110%	100%
107.5%	87.5%
105%	75.0%
102.5%	62.5%
(Target) 100%	50.0%
97.5%	37.5%
95%	25.0%
< 92.5%	12.5%
≤ 90%	0%

The “other financial performance” component, reflecting the responsibilities of the Named Executive Officer and accounting for 20 percent of each Named Executive Officer’s potential annual incentive award, as shown on the “Achievement of 2013 Financial and Operating Objectives” table on pages 45 to 46, was comprised of one or more of the Con Edison of New York and Orange & Rockland budgets, or objectives for the competitive energy businesses relating to operations and maintenance expense, capital expenditures, dividend payout and value at risk exposure. Con Edison of New York’s “other financial performance” component is allocated 10 percent for capital budget performance and 10 percent for operating budget performance, subject to a 25 percent upward or downward adjustment based on certain performance criteria.

2013 target budgets and actual expenditures were:

	Target	Actual	Weightings	Performance Relative to Targets
	(in millions)
Con Edison of New York
Operating Budget	$1,334.0	$1,313.3	10%	98.4%
Capital Budget	$2,005.0	$2,113.5	10%	105.4%
Orange & Rockland
Operating Budget	$182.5	$180.3	20%	98.8%

Weightings earned for the “other financial performance” component are based on the Company’s business for which each Named Executive Officer is responsible. For Mr. McAvoy, “other financial performance” weighting earned is 20 percent for Orange & Rockland’s operating budget (reflecting components that were established based on his position as President and Chief Executive Officer of Orange & Rockland for most of 2013). For Mr. Hoglund, Ms. Moore, and Mr. Burke (reflecting components that were established based on his position as President and Chief Executive Officer for most of 2013), “other financial performance” weighting earned is allocated 10 percent for Con Edison of New York’s capital budget, eight percent for Con Edison of New York’s operating budget, one percent for Orange & Rockland’s operating budget, and one percent for the competitive energy businesses’ objectives. For Mr. Ivey, “other financial performance” weighting earned is 10 percent for each of Con Edison of New York’s operating budget and capital budget. For Mr. Longhi, “other financial performance” weighting earned is allocated 10 percent for Con Edison of New York’s capital budget, nine percent for Con Edison of New York’s operating budget, and one percent for Orange & Rockland’s operating budget.

The weightings earned for Con Edison of New York’s and Orange & Rockland’s “other financial performance” component were determined based upon the following scales:

Con Edison of New York Performance Relative to Operating Budget Target	Weighting Earned for Mr. Hoglund, Ms. Moore, and Mr. Burke	Weighting Earned for Mr. Ivey	Weighting Earned for Mr. Longhi
≤93.75%	16.0%	20.0%	18.0%
95.00%	14.4%	18.0%	16.2%
96.25%	12.8%	16.0%	14.4%
97.50%	11.2%	14.0%	12.6%
98.75%	9.6%	12.0%	10.8%
(Target) 100%	8.0%	10.0%	9.0%
101.25%	6.4%	8.0%	7.2%
102.50%	4.8%	6.0%	5.4%
103.75%	3.2%	4.0%	3.6%
105.00%	1.6%	2.0%	1.8%
≥106.25%	0%	0%	0%

Con Edison of New York Performance Relative to Capital Budget Target	Weighting Earned for Messrs. Hoglund, Ivey, Longhi, and Burke, and Ms. Moore
≤95.00%	20%
96.00%	18%
97.00%	16%
98.00%	14%
99.00%	12%
(Target) 100%	10%
101.00%	8%
102.00%	6%
103.00%	4%
104.00%	2%
≥105.00%	0%

Orange & Rockland Performance Relative to Operating Budget Target	Weighting Earned for Mr. McAvoy	Weighting Earned for Messrs. Hoglund, Longhi, and Burke, and Ms. Moore
≤ 93.75%	40%	2.0%
95.00%	36%	1.8%
96.25%	32%	1.6%
97.50%	28%	1.4%
98.75%	24%	1.2%
(Target) 100%	20%	1.0%
101.25%	16%	0.8%
102.50%	12%	0.6%
103.75%	8%	0.4%
105.00%	4%	0.2%
≥106.25%	0%	0%

(iv) Operating Objectives

The operating objectives, reflecting the primary responsibilities of each Named Executive Officer, account for 30 percent of a Named Executive Officer’s potential annual incentive award and are designed to encourage improved performance regarding specific matters that are important to day-to-day operations of the Company’s businesses. Each of the operating objectives include specific, pre-established, targets that are established by the

Committee annually in consultation with management in multiple areas that impact day-to-day operations. The operating objectives chosen represent a number of key indicators that guide the Company to serve its customers in a safe, reliable, and efficient manner. The Committee seeks to target performance to further the Company’s challenging annual operating strategic plans and incent continuous improvement in performance.

The following includes the types of operating objectives that the Committee established for 2013:

•	Employee and Public Safety—measures the continued safe operation of the system for the Company’s employees and customers.

•	Environmental—measures reductions in risks to the environment and the health and safety of the Company’s employees and customers, and the protection of the environment.

•	Employee Development—measures the Company’s continued commitment to a diverse workforce and the development of strong corporate leadership through effective training and mentoring of employees.

•	Delivery System Performance—measures the continued reliability and efficient performance of the electric, gas and steam systems.

•	Customers and Stakeholders—measures the resolution of customer and stakeholder issues and enhances customer satisfaction through proactive customer outreach.

In addition to the operating objectives set forth above, the Committee also uses other operating objectives for the competitive energy businesses that are important to the success of its business, including the achievement of target levels of: (i) gross margins; (ii) retail sales and collections; and (iii) financial, regulatory controls, and business development objectives.

(v) Achievement of 2013 Financial and Operating Objectives

The following table shows, for each Named Executive Officer, the target weightings assigned to the financial and operating objectives and the weightings earned based on achievement of those objectives. The weightings of the Company’s subsidiaries for each of the Named Executive Officers, were based on each subsidiary’s relative contribution to the Company’s net income. For Mr. McAvoy, the table reflects the financial and operating objectives and the weightings established for his position as President and Chief Executive Officer of Orange & Rockland for most of 2013. For Mr. Burke, the table reflects the financial and operating objectives and the weightings established for his position as President and Chief Executive Officer for most of 2013.

Objectives	Mr. McAvoy		Mr. Hoglund, Ms. Moore and Mr. Burke		Mr. Ivey		Mr. Longhi
	Target	Earned	Target	Earned	Target	Earned	Target	Earned
Net Income
Adjusted net income	50%	85.7%	50%	56.4%	50%	57.0%	50%	57.0%

Other Financial
Con Edison of New York(1)
Operating Budget	—	—	8%	10.0%	10%	12.5%	9%	11.2%
Capital Budget	—	—	10%	0.0%	10%	0.0%	10%	0.0%
Orange & Rockland Operating Budget	20%	23.9%	1%	1.2%	—	—	1%	1.2%
Competitive Energy Businesses	—	—	1%	2.0%	—	—	—	—

Operating
Con Edison of New York	—	—	28%	56.0%	30%	60.0%	29%	58.0%
Orange & Rockland	30%	45.0%	1%	1.5%	—	—	1%	1.5%
Competitive Energy Businesses	—	—	1%	0.8%	—	—	—	—

Total	100%	154.6%	100%	127.9%	100%	129.5%	100%	128.9%

Footnote:

(1)	The weighting earned was adjusted based on the achievement of certain performance criteria. (See “Committee Actions with Respect to Executive Compensation—other financial performance” on pages 43 to 44.)

(vi) 2013 Annual Incentive Awards

In February 2014, the Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the Committee considered actual results achieved against the specific targets associated with each objective and determined that the 2013 annual incentive awards appropriately reflected actual performance achieved. For Mr. McAvoy, the table reflects his annual incentive award based on financial and operating objectives that were established based on his position as President and Chief Executive Officer of Orange & Rockland for most of 2013. For Mr. Burke, the table reflects his annual incentive award based on financial and operating objectives that were established based on his position as President and Chief Executive Officer for most of 2013.

The following table shows the calculation of the 2013 annual incentive awards for each Named Executive Officer.

Principal Position	Base Salary	×	Target Percentage	×	Weighting Earned	=	2013 Award
John McAvoy
President and Chief Executive Officer	$396,600		80%		154.6%		$490,500

Robert Hoglund
Senior Vice President and Chief Financial Officer	$660,400		50%		127.9%		$422,300

Craig Ivey
President, Con Edison of New York	$709,100		80%		129.5%		$734,700

William Longhi
President, Shared Services, Con Edison of New York	$501,600		80%		128.9%		$517,300

Elizabeth D. Moore
Senior Vice President and General Counsel	$556,700		50%		127.9%		$356,100

Kevin Burke
Former President and Chief Executive Officer	$1,265,700		100%		127.9%		$1,618,800

D. Long-Term Incentive Compensation

(i) Awards

Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:

•	Recommendations from the chief executive officer for the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•	Level of long-term incentive compensation compared to executives holding functionally comparable positions in the Company’s compensation peer group.

(ii) Performance Restricted Stock Unit Awards

It is the Committee’s practice in the first quarter of each year to approve its annual awards of performance restricted stock units under the long term incentive plan for the Company’s Named Executive Officers.

The performance restricted stock units awarded to Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each stock unit granted, subject to the satisfaction of certain pre-established long-term performance objectives. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s supplemental plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the performance restricted stock unit awards during the vesting period.

(iii) 2013 Performance Restricted Stock Unit Awards

The number of performance restricted stock units awarded in 2013 for the 2013-2015 performance period to the Named Executive Officers is shown in the Grants of Plan-Based Awards Table on pages 55 to 56. Payouts to officers of the performance restricted stock units, if any, are calculated by a non-discretionary formula as follows:

Award X 50% X Incentive Plan Percentage

plus

Award X 50% X Shareholder Return Percentage

“Award” is the annual award of performance restricted stock units under the long term incentive plan. The target award of performance restricted stock units is a percentage of base salary that varies based on each Named Executive Officer’s position. Mr. McAvoy’s target award is 200 percent (reflecting the target percentage for his position as President and Chief Executive Officer of Orange & Rockland for most of 2013); the target award for Mr. Ivey is 250 percent; the target award for Mr. Longhi is 200 percent; the target award for Mr. Hoglund is 200 percent; the target award for Ms. Moore is 150 percent; and the target award for Mr. Burke is 375 percent (reflecting the target percentage for his position as President and Chief Executive Officer for most of 2013).

“Incentive Plan Percentage” is the average calculated payout under the Company’s annual incentive plan over the performance period beginning on January 1, 2013 and ending on December 31, 2015 (for awards granted in 2013). (See “Committee Actions with Respect to Executive Compensation—Annual Incentive Compensation” beginning on page 41.)

“Shareholder Return Percentage” is the weighting earned based on the cumulative change in Company total shareholder returns over the performance period beginning on January 1, 2013 and ending on December 31, 2015 compared with the Company’s compensation peer group as constituted on the date the performance restricted stock units were awarded in 2013. In the event that the companies that make up the peer group change during the performance period, the Committee will use the compensation peer group as constituted on the date the performance restricted stock units are granted. If a company ceases to be publicly traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate awards.

The actual payout of the performance restricted stock unit awards for the 2013-2015 performance period to the officers may vary from zero up to a maximum of 200 percent of such award, based on actual performance over the performance period. The maximum payout of the performance restricted stock unit awards represents the weighted average of: (i) the maximum payout of the performance restricted stock unit awards that vest based on payouts from the annual incentive plan (200 percent), plus (ii) the maximum payout of the performance restricted stock unit awards that vest based on the cumulative change in total shareholder returns (200 percent). The maximum payout for performance restricted stock unit awards awarded prior to 2013 that vest based on the cumulative change in total shareholder return was 150 percent. The Committee has discretion to adjust (upward or downward) the actual performance restricted stock unit awards to be paid to a Named Executive Officer.

The Committee believes that total shareholder return is the performance measure that most closely helps the Company to achieve its overall compensation philosophy by aligning executive rewards with the creation of stockholder value, as articulated in the Company’s compensation philosophy. Total shareholder return is balanced with the annual operating and financial objectives of the annual incentive plan to further align executives’ rewards with other key Company performance objectives which total shareholder return does not fully capture.

(iv) Calculation of Payout of 2011 Performance Restricted Stock Unit Awards

Following the end of the relevant performance period for each outstanding performance restricted stock unit award, the Company’s achievement of the performance measures is reviewed by the Committee. The Committee evaluates and approves the Company’s performance relative to the performance measures and pays out the performance restricted stock units in either cash and/or shares of Company Common Stock (as elected by the officer) based on the attainment of such performance measures.

The Shareholder Return Percentage for the awards of performance restricted stock units for the 2011-2013 performance period that were paid out in 2013 were calculated as follows:

Ratio of Company’s Shareholder Returns vs. Compensation Peer Group	Weighting Earned
75th or greater	150%
70th	140%
65th	130%
60th	120%
55th	110%
50th	100%
45th	85%
40th	70%
35th	55%
30th	40%
25th	25%
Below 25th	0%

The following table shows, for each Named Executive Officer, the calculation of the payout with respect to the performance restricted stock units for the 2011 – 2013 performance period:

Principal Position	Award × 50%	×	Incentive Plan Percentage(1)	+	Award × 50%	×	Shareholder Return Percentage	=	2011-2013 Payout Total
John McAvoy
President and Chief Executive Officer	3,850		143.5%		3,850		61%		7,873

Robert Hoglund
Senior Vice President and Chief Financial Officer	14,000		136.7%		14,000		61%		27,678

Craig Ivey
President, Con Edison of New York	12,500		138.0%		12,500		61%		24,875

William Longhi
President, Shared Services, Con Edison of New York	10,500		161.3%		10,500		61%		23,342

Elizabeth D. Moore
Senior Vice President and General Counsel	5,900		136.7%		5,900		61%		11,664

Kevin Burke(2)
Former President and Chief Executive Officer	48,659.5		136.7%		48,659.5		61%		96,200

Footnote:

(1)	The calculated Incentive Plan Percentage for each year in the 2011–2013 performance period was as follows:

	2011	2012	2013
Mr. McAvoy	149.1%	126.8%	154.6%
Mr. Hoglund, Ms. Moore, and Mr. Burke	152.7%	129.6%	127.9%
Mr. Ivey	152.1%	132.4%	129.5%
Mr. Longhi	170.8%	184.3%	128.9%

(2)	Mr. Burke’s grant of 100,100 performance restricted stock units is pro rated to reflect the portion of the period for which he was employed in accordance with the terms of his employment agreement and the long term incentive plan.

V.	Retirement and Other Benefits

A. Retirement and Welfare Benefits

The Company provides employees with a range of retirement and welfare benefits that reflects the competitive practices of the industry. These benefits assist the Company in attracting, retaining and motivating employees critical to its long-term success. Named Executive Officers are eligible for benefits under the following Company plans:

•	Tax-qualified retirement plan and its related non-qualified supplemental plan (collectively, the “retirement plans”);

•	Tax-qualified savings plan and its related non-qualified supplemental plan;

•	Stock purchase plan; and

•	Health and welfare plans.

(i) Retirement Plans

A tax-qualified retirement plan covers substantially all the Company’s employees. All employees, including any Named Executive Officer, whose benefits under the plan are limited by the Internal Revenue Code are eligible to participate in a supplemental retirement income plan. The retirement plans are described in the narrative to the Pension Benefits Table on pages 57 to 58.

The estimated retirement benefits payable to the Named Executive Officers (determined on a present value basis) are set forth in the Pension Benefits Table.

As required by Securities and Exchange Commission rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 54 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the retirement plans, and above-market earnings on deferred compensation with respect to the non-qualified deferred compensation arrangements. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements in the years reported.

The change in pension values shown does not represent actual compensation paid to the Named Executive Officers. Instead, the amounts represent changes in the estimated retirement benefits payable to the Named Executive Officers based on the difference between the amounts required to be disclosed under the Pension Benefits Table on page 59 as of December 31, 2013 and the amounts reported under the Pension Benefits Table in the 2013 proxy statement as of December 31, 2012.

The change to the actuarial present value of Mr. Burke’s accumulated pension benefits in 2013 was $4.7 million due primarily to Mr. Burke’s election to retire two years earlier than actuarially assumed in 2012.

(ii) Savings Plans

A tax-qualified savings plan covers substantially all of the Company’s employees. All employees, including any Named Executive Officer, whose benefits under the plan are limited by the Internal Revenue Code, are eligible to participate in a supplemental plan. Named Executive Officers may defer a portion of their salary into the supplemental plan. The plans are described in the narrative to the Nonqualified Deferred Compensation Table on page 60.

Company matching contributions allocated to the Named Executive Officers under the savings plan and supplemental plan are included in the “All Other Compensation” column of the Summary Compensation Table on page 54.

(iii) Stock Purchase Plan

The stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The plan is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(iv) Health and Welfare Plans

Active employee benefits, such as medical, dental, life insurance and disability coverage, are available to all employees through the Company’s health and welfare benefits plans. Employees contribute towards the cost of the plans by paying a portion of the premium costs on a pre-tax basis. Officers may purchase supplemental health benefits on an after-tax basis with the option to continue their participation following retirement. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.

B. Perquisites and Personal Benefits

Pursuant to the executive compensation program, the Company provides certain officers, including the Named Executive Officers, with limited, specific perquisites that are competitive with industry practices. The Committee reviews the level of perquisites and personal benefits annually. The Company provides the following perquisites, the costs of which, if used by a Named Executive Officer in 2013 are set forth in the “All Other Compensation” column of the Summary Compensation Table on page 54:

•	Supplemental health insurance;

•	Reimbursement for reasonable costs of financial planning; and

•	A company vehicle and, in the case of the current and former chief executive officer, a company vehicle and driver.

C. Severance and Change of Control Benefits

The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term shareholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change of control was chosen to be broadly consistent with prevailing competitive practices.

Officers of the Company are provided benefits under the officers’ severance program. The severance benefits payable to each Named Executive Officer are set forth in the severance program which is described in footnotes 2 and 3 to the Potential Payments Upon Termination of Employment or Change of Control table on pages 62 to 63. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are set forth in the applicable Potential Payments Upon Termination of Employment or Change of Control table beginning on page 62.

As set forth in greater detail in the narrative to the Potential Payments Upon Termination of Employment or Change of Control table, the change of control provisions under the Company’s severance program provide that payments may be made only in the event that the Named Executive Officer’s employment is terminated under certain circumstances in connection with a change of control. With respect to awards granted under the 2003 Long Term Incentive Plan only, upon a change of control, the vesting of long term incentive plan grants will accelerate, whether or not the Named Executive Officer’s employment with the Company continues. With respect to awards granted under the 2013 Long Term Incentive Plan, the vesting of long term incentive plan grants will accelerate only in the event that a Named Executive Officer’s employment is terminated under certain circumstances in connection with a change of control.

VI.	Stock Ownership Guidelines

The Company has established the following stock ownership guidelines for certain officers:

Chief Executive Officer	3 × base salary
Chief Financial Officer	2 × base salary
President of Con Edison of New York	2 × base salary
Executive Vice President	2 × base salary
President, Shared Services of Con Edison of New York	2 × base salary
President and Chief Executive Officer of Orange & Rockland	2 × base salary
Presidents of Consolidated Edison Development, Inc., Consolidated Edison Energy, Inc. and Consolidated Edison Solutions, Inc.	1 × base salary
General Counsel	1 × base salary
Senior Vice Presidents of Con Edison of New York	1 × base salary

The officers covered by the guidelines are expected to retain for at least one year a minimum of 25 percent of the net shares acquired upon exercise of stock options and 25 percent of the net shares acquired pursuant to vested restricted stock and restricted stock unit grants until their holdings of common stock equal or exceed their applicable ownership guidelines.

Officers subject to the guidelines have five years from January 1st after their appointment to covered titles to meet the guidelines. In February 2014, it was determined that, as of December 31, 2013, these officers have either met their ownership milestones or are making reasonable progress towards their milestones.

For purposes of the guidelines:

•	“Stock ownership” includes value of the officers’ individually-owned shares, vested restricted stock and restricted stock units, and shares held under the Company’s benefit plans.

•	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.

•	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.

To encourage a long-term commitment to the Company’s sustained performance, the Company’s policies prohibit all officers, financial personnel, and certain other individuals from shorting, hedging, and pledging Company securities or holding Company securities in a margin account.

VII.	Recoupment Policy

In 2010, the Company adopted a Recoupment Policy. The Recoupment Policy provides for the recoupment of excess incentive-based compensation received by any current or former officer during the three-year period preceding the date on which the Company’s Audit Committee determines that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Recoupment Policy applies to the long-term incentive-based compensation awards paid on or after January 1, 2011, under the Company’s long term incentive plan, and the incentive-based compensation payments made under the Company’s annual incentive plan based on any performance period commencing on or after January 1, 2011.

VIII.	Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the Named Executive Officers, other than the chief financial officer, employed by the Company on the last day of the fiscal year. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. While the Committee considers the tax impact of Section 162(m), the Committee has determined that it is appropriate to maintain flexibility in compensating Named Executive Officers in a manner intended to promote varying corporate goals, recognizing that certain amounts paid to Named Executive Officers in excess of $1,000,000 may not be deductible under Section 162(m). Accordingly, the Company has not adopted a policy that all compensation must not be limited in its deductibility under Section 162(m) and, while the Company strives to award executive compensation that meets the deductibility requirements, it may enter into compensation arrangements under which payments are not deductible on account of Section 162(m). For 2013, the Company estimates that $415,000 of the compensation paid to Mr. Ivey and $714,000 of the compensation paid to Mr. Longhi was not deductible for federal income tax purposes.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO THE

COMPANY’S RISK MANAGEMENT

In 2013, the Management Development and Compensation Committee asked Mercer to undertake a risk assessment of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, would reasonably be expected to have a material adverse effect on the Company’s risk management and create incentives that could lead to excessive or inappropriate risk taking by employees. The Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Committee and management concur, the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.

Among the relevant features of the Company’s compensation programs that mitigate risk are as follows:

•	the Company’s compensation programs include a Recoupment Policy applicable to all Company officers with respect to incentive-based compensation for periods commencing on or after January 1, 2011;

•

short-term and long-term incentives under the Company’s compensation programs are appropriately balanced between annual and long-term financial performance goals that are tied to key measures that drive shareholder value;

•

short-term and long-term incentives are tied to several performance measures to reduce undue weight on any one measure and the use of non-financial performance factors in determining the actual payout of short-term incentive compensation serves as a counterbalance to the quantitative performance measures;

•	the Company’s compensation programs are designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

•

the performance restricted stock unit awards under the Company’s compensation programs are based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year;

•	maximum awards that may be paid out under short-term and long-term incentive awards are subject to appropriate payment caps and the Committee retains the discretion to reduce payouts; and

•

to encourage a long-term commitment to the Company’s sustained performance, the Company has adopted share ownership guidelines that further align the long-term interests of executives and shareholders, as well as restrictions on shorting, hedging, and pledging Company securities.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation for the Named Executive Officers. Information for Mr. McAvoy for fiscal years ended December 31, 2012 and 2011 is not provided because he was not a Named Executive Officer in either of those years.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)		Bonus ($)			Stock Awards(1) ($)		Non-Equity Incentive Plan Compensation(2) ($)		Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3) ($)		All Other Compensation(4) ($)		Securities and Exchange Commission Total(5) ($)		Securities and Exchange Commission Total Without Change in Pension Value(6) ($)
John McAvoy President and Chief Executive Officer	2013		$405,959		$—			$946,800		$490,500		$1,057,674		$26,739		$2,927,672		$1,869,998

Robert Hoglund Senior Vice President and Chief Financial Officer	2013 2012 2011	$ $ $	658,692 638,400 619,867	$ $	— 0 —	(7)	$ $ $	1,472,800 1,098,720 1,213,240	$ $ $	422,300 414,700 474,800	$ $ $	80,542 230,589 212,488	$ $ $	52,486 60,292 61,129	$ $ $	2,686,820 2,442,701 2,581,524	$ $ $	2,606,278 2,212,112 2,369,036

Craig Ivey President, Con Edison of New York	2013 2012 2011	$ $ $	707,492 684,083 611,000	$ $	— 0 —	(7)	$ $ $	1,841,000 1,373,400 1,083,250	$ $ $	734,700 730,600 755,900	$ $ $	132,729 201,736 153,233	$ $ $	53,819 92,900 48,857	$ $ $	3,469,740 3,082,719 2,652,240	$ $ $	3,337,011 2,880,983 2,499,007

William Longhi President, Shared Services, Con Edison of New York	2013 2012 2011	$ $ $	500,300 481,583 431,583		— — —		$ $ $	1,157,200 833,850 909,930	$ $ $	517,300 716,600 591,700	$ $ $	695,948 2,724,026 1,109,618	$ $ $	32,637 77,112 65,461	$ $ $	2,903,385 4,833,171 3,108,292	$ $ $	2,207,437 2,109,145 1,998,674

Elizabeth D. Moore Senior Vice President and General Counsel	2013 2012 2011	$ $ $	555,350 539,142 521,833	$ $	— 0 —	(7)	$ $ $	946,800 696,510 511,294	$ $ $	356,100 350,200 400,200	$ $ $	90,338 114,778 133,689	$ $ $	44,971 59,029 53,835	$ $ $	1,993,559 1,759,659 1,620,851	$ $ $	1,903,221 1,644,881 1,487,162

Kevin Burke(8) Former President and Chief Executive Officer	2013 2012 2011	$ $ $	1,244,063 1,214,042 1,177,633	$ $	— 0 —	(7)	$ $ $	4,870,760 4,179,060 4,337,333	$ $ $	1,618,800 1,577,200 1,804,200	$ $ $	4,688,339 7,414,192 3,498,783	$ $ $	199,502 138,960 147,098	$ $ $	12,621,464 14,523,454 10,965,047	$ $ $	7,933,125 7,109,262 7,466,264

Footnotes:

(1)	Dividends are not paid and do not accrue on performance restricted stock unit awards during the vesting period. Amounts shown do not reflect the payment or accrual of dividends during the vesting period for any portion of the performance restricted stock unit awards and otherwise reflect the assumptions used for the Company’s financial statements. (See Note M to the financial statements in the Company’s Annual Report on Form 10-K.) Actual value to be realized, if any, on performance restricted stock unit awards by the Named Executive Officers will depend on the performance of Company Common Stock and the Named Executive Officer’s continued service. The terms applicable to the performance restricted stock unit awards granted for fiscal year 2013 are set forth on the Grants of Plan-Based Awards Table on pages 55 to 56. Based on the fair value at grant date, the following are the maximum potential values of the performance restricted stock units for the 2013-2015 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $1,893,600; Mr. Hoglund $2,945,600; Mr. Ivey $3,682,000; Mr. Longhi $2,314,400; and Ms. Moore $1,893,600, and Mr. Burke $9,741,520. The amounts shown for Mr. Burke reflect the full amount of his performance restricted stock unit awards; however, the future payout of his performance restricted stock unit awards will be pro rated to reflect the portion of the period for which he was employed.
(2)	The amounts paid were awarded under the annual incentive plan.
(3)	Amounts do not represent actual compensation paid to the Named Executive Officers. Instead the amounts represent the aggregate change in the actuarial present value of the accumulated pension benefit based on the difference between the amounts required to be disclosed under the Pension Benefits Table for the year indicated and the amounts reported or that would have been reported under the Pension Benefits Table for the previous year. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.

The change to the actuarial present value of Mr. Burke’s accumulated pension benefits in 2013 was $4.7 million due primarily to Mr. Burke’s election to retire two years earlier than actuarially assumed in 2012.

(4)	Value of the items shown below are based on the aggregate incremental cost, which except for the Company provided vehicle, is the actual cost to the Company.

	Mr. McAvoy	Mr. Hoglund	Mr. Ivey	Mr. Longhi	Ms. Moore	Mr. Burke
Personal use of company provided vehicle	$2,940	$1,594	$—	$7,628	$4,995	$5,658
Driver costs	$—	$—	$—	$—	$—	$10,136
Financial planning	$10,250	$10,000	$10,000	$10,000	$10,000	$0
Supplemental health insurance	$1,370	$1,370	$1,370	$—	$—	$344
Company matching contributions to the savings plan	$7,650	$15,300	$15,300	$7,650	$11,955	$7,650
Supplemental plan	$4,529	$24,222	$27,149	$7,359	$18,021	$29,672
Accrued vacation	$—	$—	$—	$—	$—	$146,042

Total	$26,739	$52,486	$53,819	$32,637	$44,971	$199,502

(5)	Represents, for each Named Executive Officer, the total of amounts shown for the Named Executive Officer in all other columns of the table.
(6)	To show the effect that the year-over-year change in pension value had on total compensation, as required under applicable Securities and Exchange Commission (SEC) rules, this column is included to show total compensation minus the change in pension value. The amounts reported in the “Securities and Exchange Commission Total Without Change in Pension Value” column differ substantially from the amounts reported in the “Securities and Exchange Commission Total” column required under SEC rules and are not a substitute for total compensation. The “Securities and Exchange Commission Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.
(7)	Messrs. Hoglund, Ivey and Burke and Ms. Moore each elected to return their discretionary annual incentive award increase to the Company in 2013 that were previously reported in the Company’s proxy statement for the 2013 annual meeting.
(8)	Mr. Burke retired as President and Chief Executive Officer effective December 25, 2013. He continues to serve as Chairman of the Board.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2013.

Grants of Plan-Based Awards

Name & Principal Position	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock Awards(3) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John McAvoy	2/1/2013	$39,700	$317,300	$634,600	4,500	18,000	36,000	$946,800
President and Chief Executive Officer

Robert Hoglund	2/1/2013	$41,300	$330,200	$660,400	7,000	28,000	56,000	$1,472,800
Senior Vice President and Chief Financial Officer

Craig Ivey	2/1/2013	$70,900	$567,300	$1,134,600	8,800	35,000	70,000	$1,841,000
President, Con Edison of New York

William Longhi	2/1/2013	$50,200	$401,300	$802,600	5,500	22,000	44,000	$1,157,200
President, Shared Services, Con Edison of New York

Elizabeth D. Moore	2/1/2013	$34,800	$278,400	$556,800	4,500	18,000	36,000	$946,800
Senior Vice President and General Counsel

Kevin Burke	2/1/2013	$158,200	$1,265,700	$2,531,400	23,200	92,600	185,200	$4,870,760
Former President and Chief Executive Officer

Footnotes:

(1)	Represents annual cash incentive award opportunity awarded under the Company’s annual incentive plan. (See “Committee Actions with Respect to Executive Compensation—Annual Incentive Compensation” beginning on page 41.)

(2)	Represents awards of performance restricted stock units for the 2013-2015 performance period granted under the Company’s long term incentive plan. (See “Committee Actions with Respect to Executive Compensation—Long-Term Incentive Compensation” beginning on page 46.) Based on the fair value at grant date, the following are the maximum potential values of the performance restricted stock units for the 2013-2015 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $1,893,600; Mr. Hoglund $2,945,600; Mr. Ivey $3,682,000; Mr. Longhi $2,314,400; Ms. Moore $1,893,600; and Mr. Burke $9,741,520. The amounts shown for Mr. Burke reflect the full amount of his performance restricted stock unit award; however, in accordance with the terms of his employment agreement and the long term incentive plan, the future payout of his performance restricted stock unit award will be pro rated based on the actual period of service from the grant date to the date of his retirement. Had the amounts for Mr. Burke’s performance restricted stock unit award been pro rated, his Threshold, Target and Maximum would have been 7,074, 28,294, and 56,588, respectively; the grant date fair value would have been $1,488,264; and the maximum potential value would have been $2,976,529.
(3)	The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance restricted stock unit awards for the 2013-2015 performance period. (See footnote 1 to the Summary Compensation Table on page 54.)

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2013. None of the Named Executive Officers have unexercised option awards.

Outstanding Equity Awards at Fiscal Year-End

	STOCK AWARDS(1)
Name & Principal Position	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested (#)		Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested ($)
John McAvoy	7,000	(2)	$386,960
President and Chief Executive Officer	18,000	(3)	$995,040

Robert Hoglund	22,400	(2)	$1,238,272
Senior Vice President and Chief Financial Officer	28,000	(3)	$1,547,840

Craig Ivey	28,000	(2)	$1,547,840
President, Con Edison of New York	35,000	(3)	$1,934,800

William Longhi.	17,000	(2)	$939,760
President, Shared Services, Con Edison of New York	22,000	(3)	$1,216,160

Elizabeth D. Moore	14,200	(2)	$784,976
Senior Vice President and General Counsel	18,000	(3)	$995,040

Kevin Burke	85,200	(2)(4)	$4,709,856
Former President and Chief Executive Officer	92,600	(3)(4)	$5,118,928

Footnotes:

(1)	Value of unvested performance restricted stock units using the closing price of $55.28 for a share of Company Common Stock on December 31, 2013.
(2)	The number of performance restricted stock units and payment amount of the performance restricted stock units will be determined as of December 31, 2014 based on satisfaction of performance measures for the 2012-2014 performance cycle.
(3)	The number of performance restricted stock units and payment amount of the performance restricted stock units will be determined as of December 31, 2015 based on satisfaction of performance measures for the 2013-2015 performance cycle.
(4)	The amounts shown for Mr. Burke reflect the full amount of his performance restricted stock unit awards; however, in accordance with the terms of his employment agreement and the long term incentive plan, the future payout of his performance restricted stock unit awards will be pro rated based on the actual period of service from the grant date to the date of his retirement. Had the amounts shown for Mr. Burke’s performance restricted stock unit awards been pro rated, performance restricted stock units and value on December 31, 2013 for the 2012-2014 and 2013-2015 performance cycles would have been 54,433 and 28,294 units; and valued at $3,009,056 and $1,564,092, respectively.

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information with respect to all stock awards vested in 2013 for the Named Executive Officers. None of the Named Executive Officers exercised options in 2013.

Stock Vested

	STOCK AWARDS(1)
Name & Principal Position	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John McAvoy President and Chief Executive Officer	7,873	$435,141
Robert Hoglund Senior Vice President and Chief Financial Officer	27,678	$1,529,763
Craig Ivey President, Con Edison of New York	24,875	$1,374,841
William Longhi President, Shared Services, Con Edison of New York	23,342	$1,290,112
Elizabeth D. Moore Senior Vice President and General Counsel	11,664	$644,669
Kevin Burke Former President and Chief Executive Officer	96,200	$5,316,974

Footnotes:

(1)	Represents the vesting of each Named Executive Officer’s performance restricted stock unit award for the 2011-2013 performance period, valued at $55.27, the closing price of Company Common Stock on February 18, 2014. Actual value realized by each Named Executive Officer will depend on each individual’s payout election under the Company’s long term incentive plan. Mr. Burke’s stock award was pro rated based on the actual period of service from the grant date to the date of his retirement, in accordance with the terms of his employment agreement and the long term incentive plan.

PENSION BENEFITS

Retirement Plan Benefits

The retirement plan, a tax qualified retirement plan, covers substantially all of the Company’s employees. The supplemental retirement income plan provides certain highly compensated employees (including the Named Executive Officers) whose benefits are limited by the Internal Revenue Code with that portion of their retirement benefit that represents the difference between (i) the amount they would have received under the retirement plan absent IRS limitations on the amount of final average salary that may be considered in calculating pension benefits and the amount of pension benefits paid and (ii) the amount actually paid from the retirement plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.

For management employees hired before January 1, 2001, including Messrs. McAvoy, Longhi, and Burke, the retirement plans provide pension benefits based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security taxable wage base in the year of retirement; and (iii) the participant’s length of service. For purposes of the retirement plans, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans for that year. Participants in the retirement plans whose age and years of service equal 75 are entitled to an annual pension benefit for life, payable in monthly installments. Participants may earn increased pension benefits by working additional years. Benefits payable to a participant who retires between ages 55 and 59 with less than 30 years of service are subject to a reduction of 1.5 percent for each full year of retirement before age 60. Early retirement reduction factors are not applied to pensions of employees electing retirement at age 55 or older with at least 30 years of service. Effective January 1, 2013, the portion of future benefits earned and payable at retirement to participants who were under age 50 prior to 2013 and who retire between ages 55 and 59 are subject to an early retirement reduction. The reduction applied to benefits earned after 2012 is 5 percent for each full year of retirement before age 60. The retirement plans provide an annual adjustment equal to the lesser of three percent or 3/4 of the annual increase in the Consumer Price Index to offset partially the effects of inflation.

From January 1, 2009 through June 30, 2012, management employees covered under the final average salary formula who were at least age 55 and had 30 or more years of service received an additional pension accrual from the time the employee became eligible through June 30, 2012, at a rate equal to one-twelfth of 0.5 percent of the final average salary for each month of service.

For management employees hired on or after January 1, 2001, including Messrs. Hoglund and Ivey and Ms. Moore, the retirement plans provide pension benefits based on a cash balance formula under which benefits accrue at the end of each calendar quarter. Benefit distributions are made in the form of a lump sum payment, but participants may elect instead to receive an immediate or deferred lifetime annuity.

The crediting percent, which can range from four to seven percent, depending on the participant’s age and years of service, is applied to the participant’s base salary and annual incentive award (“Earnings”) during the quarter. In addition, a participant whose Earnings exceed the Social Security Wage Base ($113,700 for 2013) will receive a four percent credit on the amount of his or her Earnings that exceed the Social Security Wage Base. The cash balance account of participants is credited with interest quarterly at a rate equal to one-quarter of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of three percent and a maximum annual rate of nine percent. The following table shows how this works:

Age Plus Years of Service	Rate on Earnings	Plus	Rate on Earnings Above Social Security Wage Base
Under 35	4.00%		4.00%
35–49	5.00%		4.00%
50–64	6.00%		4.00%
Over 64	7.00%		4.00%

As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide Mr. Hoglund credit for an additional ten years of service in the cash balance formula to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service were credited on April 1, 2014 after he completed ten years of continuous employment and the remaining five years will be credited after he completes fifteen years of continuous service. The portion of Mr. Hoglund’s retirement benefit that is attributable to the additional years of service provided by the Company will be paid under the supplemental retirement income plan.

Pension Benefits Table

The following table shows certain pension benefits information for each Named Executive Officer as of December 31, 2013.

Pension Benefits

Name & Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)		Payments during Last Fiscal Year ($)
John McAvoy President and Chief Executive Officer	Retirement Plan Supplemental Retirement Income Plan	34 34	$ $	1,239,536 2,584,121	$ $	0 0

Robert Hoglund Senior Vice President and Chief Financial Officer	Retirement Plan Supplemental Retirement Income Plan	10 10	$ $	224,517 742,589	$ $	0 0

Craig Ivey President, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	4 4	$ $	95,208 470,050	$ $	0 0

William Longhi President, Shared Services, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	38 38	$ $	1,836,212 5,955,216	$ $	0 0

Elizabeth D. Moore Senior Vice President and General Counsel	Retirement Plan Supplemental Retirement Income Plan	4 4	$ $	106,422 297,510	$ $	0 0

Kevin Burke Former President and Chief Executive Officer	Retirement Plan Supplemental Retirement Income Plan	41 41	$ $	2,560,168 27,972,869	$ $	0 0

Footnotes:

(1)	Amounts were calculated as of December 31, 2013, using the assumptions that were used for the Company’s financial statements, except the amounts for Mr. Burke were calculated based on his retirement date (December 25, 2013). (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for material assumptions.)

NONQUALIFIED DEFERRED COMPENSATION

Company Savings Plan

The savings plan, a tax-qualified retirement plan, covers substantially all of the Company’s employees. Participating employees may contribute up to 50 percent of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. In addition, the Company matches an amount equal to 50 percent for each dollar contributed by participating employees on the first six percent of their regular earnings. Effective January 1, 2013, for participating employees whose pension benefits are based on the final average salary formula the plan will continue, as described on pages 57 to 58. Effective January 1, 2013, the Company match increases for participating employees, whose pension benefits are determined using the cash balance formula including Messrs. Hoglund and Ivey and Ms. Moore. The Company match increases from 50 percent for each dollar contributed by participating employees on the first six percent of their regular earnings to 100 percent for each dollar contributed on the first four percent of their regular earnings plus an additional 50 percent for each dollar contributed on the next four percent of their regular earnings.

Pursuant to IRS rules, effective for 2013, the savings plan limits the “additions” that can be made to a participating employee’s account to $51,000 per year. “Additions” include Company matching contributions, before-tax contributions made by a participating employee under Section 401(k) of the Internal Revenue Code, and employee after-tax contributions.

Of those additions, the current maximum before-tax contribution is $17,500 per year (or $23,000 per year for certain participants age 50 and over). In addition, no more than $255,000 of annual compensation may be taken into account in computing benefits under the savings plan.

Supplemental Plan

Certain highly compensated employees, including the Named Executive Officers, are eligible to participate in the supplemental plan, a non-qualified deferred compensation plan. The supplemental plan permits participating officers to defer on a before-tax basis: (i) up to 50 percent of their base salary, (ii) all or a portion of their annual incentive award, and (iii) the cash value of any restricted stock unit awards (including any dividend equivalents). In addition, under the supplemental plan the Company will credit participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the savings plan because of IRS limitations. Earnings on amounts contributed under the supplemental plan reflect investment in accordance with participating employees’ investment elections. There were no above-market or preferential earnings with respect to the supplemental plan. Individuals participating in the plan may elect to have their account balances credited with a return that is benchmarked to numerous investment funds institutionally managed by the Nationwide Insurance Company. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the supplemental plan are paid out of the Company’s general assets.

Amounts deferred, if any, under the savings plan and the supplemental plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 54. Company matching contributions allocated to the Named Executive Officers under the savings plan and the supplemental plan are shown in the “All Other Compensation” column of the Summary Compensation Table on page 54. Amounts realized upon vesting of stock awards that were deferred into the supplemental plan, if any, are shown on the “Value Realized on Vesting” column of the Option Exercises and Stock Vested Table on page 57.

Nonqualified Deferred Compensation Table

The following table sets forth certain information with respect to nonqualified deferred compensation for each Named Executive Officer as of December 31, 2013.

Nonqualified Deferred Compensation

Name & Principal Position	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings/ (Losses) in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
John McAvoy President and Chief Executive Officer	$9,057	$4,529	$4,238	$0	$37,767

Robert Hoglund Senior Vice President and Chief Financial Officer	$32,295	$24,222	$101,406	$0	$471,489

Craig Ivey President, Con Edison of New York	$68,744	$27,149	$126,856	$0	$867,990

William Longhi President, Shared Services, Con Edison of New York	$14,718	$7,359	$38,702	$0	$286,685

Elizabeth D. Moore Senior Vice President General Counsel	$139,306	$18,022	$84,909	$0	$770,695

Kevin Burke Former President and Chief Executive Officer	$124,057	$29,672	$932,720	$0	$5,488,400

Footnotes:

(1)	Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the Summary Compensation Table; (ii) the “Value Realized on Vesting” column of the Option Exercises and Stock Vested Table; or (iii) the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table of the Company’s proxy statements for its 2013 and 2014 annual meetings of stockholders, as applicable.
(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the Summary Compensation Table on page 54.
(3)	Represents earnings or losses on accounts for fiscal year 2013. No amounts set forth under “Aggregate Earnings in Last FY” column have been reported in the Summary Compensation Table on page 54, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.
(4)	Aggregate account balances as of December 31, 2013:

	Mr. McAvoy	Mr. Hoglund	Mr. Ivey	Mr. Longhi	Ms. Moore	Mr. Burke
Executive Contributions	$21,056	$201,774	$620,613	$148,985	$570,125	$3,034,591
Company Matching Contributions	$10,070	$104,100	$60,126	$38,453	$44,051	$259,050
Earnings	$6,641	$165,615	$187,251	$99,247	$156,519	$2,194,759

Total	$37,767	$471,489	$867,990	$286,685	$770,695	$5,488,400

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The Company’s Severance Program for Officers of Consolidated Edison, Inc. and its Subsidiaries (the “Severance Program”) provides compensation to the Named Executive Officers, other than Mr. Burke (who retired on December 25, 2013), in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer, other than Mr. Burke, in each situation is listed in the table below. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time that they become eligible for payment. The tables reflect the amount that could be payable under the Severance Program assuming such termination occurred at December 31, 2013.

Name	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement		Termination without Cause(2)		Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)		Death or Disability
John McAvoy	Severance	$0	$0		$3,420,000		$0	$5,700,000		$0
President and Chief Executive Officer	Long-term incentives(4)	$0	$1,382,000	(5)	$1,382,000	(5)	$0	$1,382,000	(6)	$1,382,000	(5)
	Benefits and Perquisites	$109,615	$109,615		$1,800,209		$109,615	$3,465,802		$2,389,615

	Total	$109,615	$1,491,615		$6,602,209		$109,615	$10,547,802		$3,771,615

Robert Hoglund	Severance	$0	$0		$1,320,800		$0	$2,311,400		$0
Senior Vice President and Chief Financial Officer	Long-term incentives(4)	$0	$2,786,112	(5)	$2,786,112	(5)	$0	$2,786,112	(6)	$2,786,112	(5)
	Benefits and Perquisites	$50,800	$50,800		$208,773		$50,800	$341,746		$1,371,600

	Total	$50,800	$2,836,912		$4,315,685		$50,800	$5,439,258		$4,157,712

Craig Ivey	Severance	$0	$0		$1,843,700		$0	$3,120,100		$0
President, Con Edison of New York	Long-term incentives(4)	$0	$3,482,640	(5)	$3,482,640	(5)	$0	$3,482,640	(6)	$3,482,640	(5)
	Benefits and Perquisites	$54,546	$54,546		$239,566		$54,546	$399,586		$1,472,746

	Total	$54,546	$3,537,186		$5,565,906		$54,546	$7,002,326		$4,955,386

William Longhi	Severance	$0	$0		$1,304,200		$0	$2,207,100		$0
President, Shared Services, Con Edison of New York	Long-term incentives(4)	$0	$2,155,920	(5)	$2,155,920	(5)	$0	$2,155,920	(6)	$2,155,920	(5)
	Benefits and Perquisites	$48,231	$48,231		$392,105		$48,231	$710,979		$1,051,431

	Total	$48,231	$2,204,151		$3,852,225		$48,231	$5,073,999		$3,207,351

Elizabeth D. Moore	Severance	$0	$0		$1,113,500		$0	$1,948,600		$0
Senior Vice President and General Counsel	Long-term incentives(4)	$0	$1,780,016	(5)	$1,780,016	(5)	$0	$1,780,016	(6)	$1,780,016	(5)
	Benefits and Perquisites	$42,823	$42,823		$158,909		$42,823	$249,995		$1,156,223

	Total	$42,823	$1,822,839		$3,052,425		$42,823	$3,978,611		$2,936,239

Footnotes:

(1)	Assumes the compensation of Messrs. McAvoy, Hoglund, Ivey and Longhi, and Ms. Moore for 2013 is as follows: (i) Mr. McAvoy’s base salary equal to $1,140,000 and a target annual bonus equal to 100 percent of base salary; (ii) Mr. Hoglund’s base salary equal to $660,400 and a target annual bonus equal to 50 percent of base salary; (iii) Mr. Ivey’s base salary equal to $709,100 and a target annual bonus equal to 80 percent of base salary; (iv) Mr. Longhi’s base salary equal to $501,600 and a target annual bonus equal to 80 percent of base salary; and (v) Ms. Moore’s base salary equal to $556,700 and a target annual bonus equal to 50 percent of base salary. Benefits and perquisites include incremental pension amounts, health insurance coverage cost, death benefit proceeds under the Company’s deferred incentive plan, accrued vacation pay, and outplacement costs, as applicable. For purposes of the table above, Messrs. McAvoy, Hoglund, Ivey and Longhi, and Ms. Moore, are each defined as the “Executive” in the corresponding footnotes below.
(2)

As per the Severance Program, the Executive’s severance benefit pursuant to a termination without Cause (before a Change of Control or “CIC”) is equal to: (i) a lump sum equal to base salary and annual target bonus pro-rated through the termination date and any accrued vacation pay, (ii) a lump sum equal to the net present value of one additional year of service credit under the Company’s pension plans (assuming compensation at Executive’s then annual rate of base salary and target annual bonus), (iii) a lump sum equal to 1x the sum of the Executive’s then base salary and target annual bonus, (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits, and (v) one year of outplacement costs.

(3)	As per the Severance Program, the Executive’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote 2 above except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.
(4)	In calculating the potential payments, the Executive’s date of termination is assumed to be December 31, 2013 and the price per share of Company Common Stock on the date of termination is $55.28 per share.
(5)	For disclosure purposes, upon Termination (other than a termination for Cause or a resignation without Good Reason), retirement, death or disability the Management Development and Compensation Committee (the “Committee”) is assumed to have taken action pursuant to the long term incentive plan to fully accelerate the vesting of target performance-based awards and non-performance awards.
(6)	As per the 2003 long term incentive plan, in the event of a CIC, non-performance based stock unit awards and stock option awards fully vest on the date of such event and target performance-based restricted stock unit awards vest pro-rata through the date of such event. For disclosure purposes, the Committee is assumed to have taken action to fully accelerate target performance-based restricted stock unit awards under the long term incentive plan. As of December 31, 2013, no equity awards had been made under the 2013 long term incentive plan under which long term incentive plan grants accelerate only in the event that an Executive’s employment is terminated under certain circumstances in connection with a CIC.

Assumptions

Below is a description of the assumptions that were used in creating the tables for Messrs. McAvoy, Hoglund, Ivey, and Longhi, and Ms. Moore. For purposes of the description below, Messrs. McAvoy, Hoglund, Ivey and Longhi, and Ms. Moore, are each defined as the “Executive.”

Equity Acceleration

As per the long term incentive plan, in the event of a Termination, resignation, retirement, death or Disability, the Management Development and Compensation Committee has discretion to determine the terms of the performance-based restricted stock awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided in the applicable long term incentive plan award agreement, in the event of a retirement, death or Disability, restricted stock awards vest pro-rata through the date of termination on the termination date.

As per the 2003 long term incentive plan, in the event of a Change in Control (as described below), unvested stock unit awards fully vest on the date of such event. In the event of a Change in Control, unvested performance-based restricted stock awards vest pro-rata through the date of such event.

For the purposes of the long term incentive plan: (i) a “Termination” means a resignation or discharge from employment, except death, disability or retirement, (ii) “retirement” means resignation on or after age 55 with at least five years of service, (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training or experience because of a sickness or injury for which the person is under doctor’s care, and (iv) “Change in Control” has the same meaning as such term is used in the Severance Program.

Incremental Pension Amounts

As per the Severance Program, the amounts relating to the incremental pension amounts in the above tables are based on the net present value of one additional year of additional service credit under the Company’s pension plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change of Control) assuming compensation at the Executive’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2013. These assumptions include interest rates of 1.40 percent for the first five years, 4.66 percent for the next 15 years, and 5.62 percent thereafter (adjusted to -0.29 percent, 2.91 percent and 3.85 percent, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2013 (50 percent male/50 percent female blend). The assumptions for Messrs. Hoglund’s and Ivey’s and Ms. Moore’s pension amount do not reflect a cost of living adjustment in accordance with the “cash balance” formula. All amounts payable pursuant to an incremental non-qualified pension are assumed to be paid as a lump sum.

Termination without Cause or a Resignation for Good Reason

As per the Severance Program, the Executive will receive certain benefits as described in the table above if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change of Control). A termination is for Cause if it is for any of the following reasons: (i) willful and continued failure to substantially perform his or her duties, (ii) a conviction of a felony or entering a plea of nolo contendere to a felony that has a significant adverse effect on the business of the Company, or (iii) a willful engaging in illegal conduct or in gross misconduct materially and demonstrably injurious to the Company.

As per the Severance Program, a resignation for Good Reason occurs if the Executive resigns for any of the following reasons on or following a Change of Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees), (ii) any material breach by the Company of any material provisions of the Severance Program, (iii) a requirement by the Company for the Executive to be based more than 50 miles from the location the Executive is employed prior to the Change of Control, or (iv) the assignment of any duties materially inconsistent in any respect with the Executive’s position, authority, duties or responsibilities in effect immediately prior to the Change of Control or any other action by the Company resulting in a material diminution in position, authority, duties or responsibilities.

Payments upon Termination of Employment in Connection with a Change of Control

As per the Severance Program, the Executive will receive certain benefits as described in the above table if his or her termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change of Control.

Section 280G Reduction

As per the Severance Program, in the event an Executive receives any payment or distribution from the Company in connection with a Change of Control, he or she may be subject to certain excise taxes pursuant to Section 280G. If any such payment by the Company to any of the Executives subjects the Executive to such taxes and the Executive would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Executive pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section 4999 of the Internal Revenue Code.

Death Benefit

As per the Company’s Deferred Income Plan, the Executive is entitled to a death benefit equal to two times his or her base salary. The benefit is payable in a lump sum.

Payment upon Retirement for Mr. Burke

Mr. Burke retired as President and Chief Executive Officer of the Company effective December 25, 2013. Mr. Burke received accrued vacation pay of $146,042 in accordance with the Company’s vacation pay policy. Mr. Burke also retains performance restricted stock unit awards that will be pro rated based on the actual period of service from the grant date to the date of his retirement for the 2012-2014 and 2013-2015 performance cycles. See “Outstanding Equity Awards Table” on page 56.

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No stockholder action is required with respect to the following information that is included to fulfill the requirements of Sections 726 of the Business Corporation Law of the State of New York.

Effective December 2, 2013, the Company purchased Directors and Officers (“D&O”) Liability insurance for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (a) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers and assistant officers of the Company and its subsidiaries, (b) Directors, Trustees and officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by Con Edison or its subsidiaries, and (c) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: Associated Electric & Gas Insurance Services Limited, Allied World Assurance Company, Ltd., Arch Insurance Company, Continental Casualty Company, Endurance American Insurance Company, Federal Insurance Company, Illinois National Insurance Company, Ironshore Insurance Ltd., Bermuda, Ironshore Indemnity Inc., U.S. Specialty Insurance Company, X.L. Insurance (Bermuda) Ltd., XL Specialty Insurance Company and Zurich American Insurance Company. The total cost of the D&O Liability insurance for one year from December 2, 2013 amounts to $4,500,037. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Great American Insurance Company, Illinois National Insurance Company, St. Paul Fire and Marine Insurance Company, RLI Insurance Company, U.S. Specialty Insurance Company and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2014, insuring the Directors, Trustees, officers, and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries. The cost of such coverage was $884,961.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2015 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal offices at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by December 8, 2014.

Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director must include the information specified in the By-laws and must be received by the Secretary of the Company at its principal executive office not less than 70 days nor more than 90 days prior to the anniversary date of the previous year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is first publicly announced or disclosed less than 80 days prior to the date of the meeting, such notice must be given not more than 10 days after such date is first announced or disclosed.

OTHER MATTERS TO COME BEFORE THE MEETING

Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposals No. 2, 3, and 4, and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors,

Carole Sobin

Vice President and Corporate Secretary

Dated: April 8, 2014

Appendix A

THE CONSOLIDATED EDISON, INC.

STOCK PURCHASE PLAN

As Amended and Restated Effective May 19, 2014

THE CONSOLIDATED EDISON, INC.

STOCK PURCHASE PLAN

PREAMBLE

The Stock Purchase Plan (“Plan”) provides a means for employees of Consolidated Edison, Inc.’s affiliated companies and members of their boards of directors to purchase shares of stock of Consolidated Edison, Inc. without any fee, commission or charges, other than the purchase price. In addition, these affiliated companies can elect to contribute one dollar for each nine dollars invested by a participating employee or board member to the purchase of his or her shares.

ARTICLE 1

Definitions

(a)	“Account” means a custodian account established with the Agent to hold Shares purchased under the Plan, and any Shares transferred to such Account pursuant to Article 12, beneficially owned by an Employee. Such Account shall be an individual Account unless such Employee shall designate in writing that it shall be a joint Account, in which case it shall be a joint Account of such Employee and such other person as such Employee shall have designated. A joint Account may be converted to an individual Account of an Employee who is joint holder of such Account, upon written request signed by such Employee and the other joint holder of such Account. Any transfer taxes payable in connection with a change from individual to joint Account or vice versa will be the responsibility of the Employee. An Employee may not have more than one Account, except that two Employees, each having an Account, may hold one or both of such Accounts jointly. All distributions from a joint Account, whether of cash or Shares, shall be made jointly to the Employee and the other holder of such joint Account. All references in this Plan to distributions to an Employee shall in the case of a joint Account be subject to the preceding sentence. Ineligibility of an Employee to make investments under the Plan shall render the other holder of a joint Account with such Employee likewise ineligible to make investments through such Account.

(b)	“Affiliate” means any company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code (“Code”)) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

(c)	“Agent” means Mellon Investor Services LLC., or a successor or successors designated by the Plan Director to serve as Agent under this Plan.

(d)	“Anniversary Date” for any Share or fractional Share held in an Account shall mean the first day of the thirteenth month next following the Purchase Period during which such Share or fractional Share was purchased for such Account.

(e)	“Basic Rate of Pay” means in respect of a particular Purchase Period:

(i)	In the case of an Employee compensated on an hourly basis, 40 times his or her basic hourly rate in effect at the beginning of such Purchase Period;

(ii)	In the case of an Employee compensated on a monthly basis, his or her basic annual rate in effect at the beginning of such Purchase Period, divided by 12; and

(iii)	In the case of an Employee compensated on a semi-monthly basis, his or her basic annual rate in effect at the beginning of such Purchase Period, divided by 24.

(f)	“Board of Directors” means the Board of Directors of the Company.

(g)	“CECONY” means Consolidated Edison Company of New York, Inc.

(h)	“Company” means Consolidated Edison, Inc.

(i)	“Effective Date” means the Stockholders’ Approval Date.

(j)	“Employee” means any person employed by a Participating Employer who has attained regular status as an active employee or who has completed three months of the “on trial” or “probationary” period as of the beginning of a Purchase Period. For purposes of this Plan only, “Employee” shall also include a person who is a member of the Board of Directors of the Company, the board of directors of a Participating Employer and not otherwise an Employee. Employee also means a duly elected or appointed officer of the Company or a Participating Employer.

(k)	“Investment Funds” means all funds received by the Agent or the Company pursuant to Articles 4(a), 4(b), 5(a), and 5(b), plus the amount of all cash dividends received by the Agent, other than dividends which are to be distributed to Employees in accordance with instructions pursuant to Article 4(c).

(l)	“Participating Employer” means an Affiliate which, with the approval of the Board of Directors, has adopted the Plan for its Employees.

(m)	“Plan” means the Consolidated Edison Inc. Stock Purchase Plan, as now or hereafter in effect.

(n)	“Plan Director” means the Vice President—Human Resources of CECONY or such other person or persons as may from time to time be designated by the Company or the Chief Executive Officer of CECONY to act as such Plan Director in respect of the Plan. The Plan Director shall serve as such without compensation and at the discretion of the Company or the Chief Executive Officer of CECONY.

(o)	“Purchase Period” means a calendar month.

(p)	“Shares” means shares of Common Stock of the Company whether newly issued by or purchased directly from the Company, or purchased on any securities exchange on which shares of Common Stock are traded, in the over-the-counter market or in negotiated transactions with parties not affiliated with the Company, and includes both full and fractional Shares unless otherwise specified.

(q)	“Share Price” depends on the source of the Shares and shall be determined in accordance with Article 6.

(r)	“Stockholders’ Approval Date” is the date of the 2014 Annual Meeting at which stockholders approve this Plan.

ARTICLE 2

Shares Subject to Plan and Duration

(a)	Term. The Plan shall continue until 10 years after the Stockholders’ Approval Date, unless sooner terminated by the Board of Directors.

(b)	Limitation on Number of Shares. Subject to Article 2 (d), the maximum number of Shares that may be issued under the terms of this Plan shall be ten million (10,000,000) Shares,

(c)	Termination. The Plan will continue in effect until all matters relating to the administration of this Plan have been settled. The Employee’s rights upon termination shall be as set forth in Article 11 (a).

(d)	Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares by reason of any stock split, reverse stock split, spinoff, split-off, partial or complete liquidation, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of equity securities or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other similar change or corporate transaction or event that affects Shares, if the Board of Directors of the Company shall determine that such change equitably requires an adjustment to the limitations on the number of Shares that may be delivered under the terms of this Plan as set forth in Article 2(b) or in the number or kind of Shares that may be delivered under the terms of this Plan, such adjustment to prevent dilution or enlargement of an Employee’s rights under the terms of this Plan shall be made by the Board of Directors in a manner that is proportionate to the change to the Shares and is otherwise equitable, and shall be conclusive and binding for all purposes of this Plan.

ARTICLE 3

Maximum Employee Investment

(a)

With respect to a particular Purchase Period, and subject to Article 7(e), an Employee, other than an Employee who is a member of the Board of Directors, or board of directors of a Participating Employer and who is not otherwise an Employee, may invest in the purchase of Shares pursuant to the Plan an amount not in excess of 20% of such Employee’s Basic Rate of Pay, multiplied by the number of pay periods of such Employee ending within such Purchase Period provided, however, that an Employee may not invest more than $25,000 pursuant to the Plan during any calendar year; and provided further that amounts invested pursuant to Article 4(c) shall not be subject to such limits.

(b)	If at any time it is discovered that an Employee has invested in any Purchase Period an amount in excess of the maximum investment permitted by this Article 3 for such Employee in such Purchase Period, then the maximum investment permitted for such Employee shall thereafter be reduced by subtracting the amount of such excess from the maximum amount which such Employee would otherwise be permitted to invest in the Purchase Period or Periods next following such discovery, until the aggregate of such reductions shall equal the amount of such excess. In any such case the Employee involved shall be notified by the Plan Director and requested to appropriately restrict or suspend his or her investments under the Plan during such Purchase Period or Periods. If an Employee repeatedly exceeds the limitations of this Article 3, the Plan Director may, in his or her sole discretion, suspend the eligibility of such Employee for such period as the Plan Director, in his or her sole discretion, may determine. Any such suspension shall have the same effect as a period of ineligibility pursuant to Article 7(e).

ARTICLE 4

Means of Payment of Employee Contributions

Subject to the limitations of Article 3, an Employee may provide funds for the purchase of Shares under the Plan by any one or more of the following methods:

(a)	Payroll Deductions. On a form provided by a Participating Employer, or in some other means as authorized by the Plan Director, an Employee, other than an Employee who is a member of the Board of Directors, or board of directors of a Participating Employer and who is not otherwise an Employee, may authorize payroll deductions to be made which are not less than $2.00 per pay period, but in no case more than 20% of such Employee’s Basic Rate of Pay. Payroll deductions shall commence as soon as administratively possible but, no later than the second Purchase Period after receipt by the Agent of the payroll deduction authorization. Payroll deductions shall continue for successive Purchase Periods until such Employee instructs the Agent to make no further deductions or until such Employee’s participation in the Plan shall be suspended under the provisions of Articles 3(b), 7(e) or 8(b), or until his or her status as an Employee ceases, whichever shall first occur. An Employee may change the rate of or terminate his or her payroll deductions, and such change or termination shall be effective as soon as administratively possible, but no later than the second Purchase Period after receipt by the Agent of a new authorization to change or terminate such deductions.

(i)	For Shares purchased other than from the Company, the Participating Employer shall pay over the amount of each payroll deduction so authorized to the Agent, for the Account of the Employee, within five business days after the date such amount would otherwise have been payable to such Employee.

(ii)	For Shares newly issued by or purchased directly from the Company, the Participating Employer shall pay over the amount of each payroll deduction so authorized to the Company, for the purchase of Shares for the Employee, within five business days after the date such amount would otherwise have been payable to such Employee. As promptly as practicable after the last day of the Purchase Period, the Company shall cause the maximum number of whole Shares to be newly issued by or purchased from the Company based on the Share Price as determined by the Agent in accordance with Article 6(c), and will cause these Shares to be sent to the Agent to be allocated to the Employees’ accounts.

(b)

Cash Payments. From time to time, but not more frequently than once during each Purchase Period, an Employee may deliver to the Agent a money order or a check acceptable to, and payable to the order of, the Agent, in an amount in each case not less than $10.00, together with a direction, on a form provided by the Participating Employer or the Agent, to purchase Shares pursuant to the Plan. If such money order or check is received by the Agent from the 1st to the 15th of the Purchase Period and is cleared with good funds prior to the 25th of the Purchase Period such money order or check shall be applied during that Purchase Period. If such money order or check is received by the Agent after the 15th of the Purchase Period and is cleared with good funds prior to the 25th of the next Purchase Period such money order or check shall be applied during the next Purchase Period. If such money order or check shall prove uncollectible, it shall not be applied to the purchase of Shares. The aggregate amount so delivered by an Employee, except an Employee who is a member of the Board of Directors, or board of directors of a Participating Employer and who is not otherwise an Employee, during any Purchase Period may not exceed $1,000.00.

(c)	Dividend Reinvestment. Unless the Employee otherwise instructs the Agent, the Agent shall apply dividends received with respect to Shares held in his or her Account to the purchase, either from the Company or by the Agent, of additional Shares. However, the Employee may instruct the Agent to distribute to the Employee any such dividends received by the Agent for which the record date has not occurred prior to the Agent’s receipt of such instructions. Any dividends covered by such instructions shall be distributed by the Agent to such Employee as promptly as practicable. Such instructions shall be revocable by the Employee, effective with respect to any dividends for which the record date has not occurred prior to the Agent’s receipt of such revocation.

(d)	No Interest. There shall be no payment or accrual of interest in respect of payments under the foregoing Articles 4(a), (b) and (c), while held by the Participating Employer, the Company, the Agent, or otherwise.

(e)	Automated Telephone System and Website. The Agent’s automated telephone voice response system and its website enables Employees to access account information and authorize transactions over the telephone or the website twenty-four (24) hours a day and generally replaces, other than the initial enrollment form, all written authorization forms.

ARTICLE 5

Participating Employer Contributions

(a)	The Participating Employer shall separately determine, in its sole and absolute discretion, whether to make contributions on behalf of its Employees who participate in the Plan. If the Participating Employer decides to make contributions on behalf of its Employees, the Participating Employer shall contribute one dollar for every nine dollars contributed by the Employee as set forth in Appendix A. Appendix A, attached and incorporated herein as part of the Plan, shall provide the terms and conditions for such contributions made by the Participating Employer.

(b)	Appendix B, attached and incorporated herein as part of the Plan, sets forth a list of Participating Employers and states whether the Participating Employer has determined to make contributions on behalf of its Employees.

ARTICLE 6

Purchase of Shares

(a)

For Shares purchased by the Agent—As and when Investment Funds are received by it, the Agent shall promptly apply the same to the purchase, in one or more transactions, of the maximum number of whole Shares obtainable at then prevailing prices, exclusive of brokerage commissions and other expenses of purchase. Such purchases may be made from the Company, on any securities exchange where Shares are traded, in the over-the-counter market, or in negotiated transactions. Shares purchased other than from the Company may be on such terms as to price, delivery and otherwise as the Agent may determine to be in the best interest of the Employees participating in the Plan. The Agent shall complete such purchases as soon as practical after receipt of such funds, having due regard for any applicable requirements of law affecting the timing or manner of such purchases. If, for any reason, the Agent is unable, on or before the last day of any

Purchase Period, to apply all Investment Funds received by it during such Purchase Period, then any such Investment Funds remaining in any Account at the end of such Purchase shall be held by the Agent and applied as soon as practical in a subsequent Purchase Period or Periods.

(b)	For Shares purchased from the Company—As and when Investment Funds are received by it, the Company shall, as soon as practicable after the receipt of such funds, notify the Agent of the amount received so the Agent can allocate such amount to the account of each participant. The Agent shall determine the Purchase Price of all Shares purchased during the Purchase Period in accordance with Article 6 (c). As soon as practicable after the last day of the Purchase Period, the Company shall cause the maximum number of whole Shares to be newly issued by or purchased from the Company based on the Share Price as determined by the Agent and will cause these Shares to be sent to the Agent to be allocated to the participants’ accounts. Any Investment Funds remaining with the Company at the end of such Purchase Period shall be held by the Company and applied as soon as practical in a subsequent Purchase Period or Periods.

(c)	The price to participants for Shares purchased will depend on the source of the Shares.

(i)	If the Shares are newly issued or purchased from the Company, a price shall be assigned for any contribution made on the Employees’ payroll dates, the dates dividends are reinvested, and the dates the Agent receives cash contributions that are applied during the Purchase Period. The price assigned to these contributions will be the average of the high and low prices at which Shares were traded on the New York Stock Exchange Composite Transactions on the trading day immediately preceding the Employees’ payroll dates for payroll deductions, the date dividends are reinvested, and the dates the Agent receives cash contributions that are applied during the Purchase Period, as applicable. The Share Price will be the weighted average price, exclusive of brokerage commissions and other expenses of purchase, of all Shares using the price assigned for all contributions made during the Purchase Period.

(ii)	If the Shares are purchased other than from the Company, the purchase price per share shall be the weighted average cost, exclusive of brokerage commissions and other expenses of purchase, of all Shares purchased by the Agent during the Purchase Period.

(d)	Promptly after the end of each Purchase Period, the Agent shall compute the Share Price for such Purchase Period and shall allocate the Shares purchased during such Purchase Period among the Employees’ Accounts by allocating to each Account the number of full and fractional Shares obtained by dividing the Share Price for such Purchase Period into the amount of Investment Funds applied for such Account during such Purchase Period pursuant to Articles 6(a), (b) and (c).

ARTICLE 7

Custody of Shares; Distributions from Accounts

(a)	The Shares purchased under the Plan shall be held in the name and custody of the Agent or a nominee. The Agent shall mail periodic statements of account to each participating Employee, showing such account information as the Plan Director may from time to time determine. Account information is also available as provided in Article 4(e).

(b)	An Employee may at any time direct that:

(i)	Certificates for some or all of the full Shares in his or her Account be distributed to such Employee; or

(ii)	Some or all of the Shares in his or her Account, both full Shares and any fractional Share, be sold, and the resulting cash proceeds distributed to such Employee.

In any such event, promptly after receipt of such direction by the Agent, such distribution, or sale and distribution, shall be made by the Agent, whose judgment as to the terms of any such sale shall be conclusive and binding. All cash distributions, whether in respect of sales of full Shares or fractional Shares, shall be net of any brokerage commissions, transfer taxes and service charges incurred in connection with such sales.

(c)	No Shares held in an Account may be assigned, pledged or hypothecated prior to distribution from such Account of the related Share certificates. Neither may any interest of an Employee in or under the Plan be assigned, pledged or hypothecated.

(d)	Subject to Article 1(a), all Share certificates distributed pursuant to this Article 7 shall be in the name of the respective Employee.

(e)	Subject to Article 12(c), an Employee participating in the Plan shall at all times have the right to have all of the Shares in his or her Account distributed or sold in accordance with Article 7(b). However, if an Employee shall direct that a Share or fractional Share in his or her Account be so distributed or sold prior to the Anniversary Date of such Share or fractional Share, such Employee shall thereafter be ineligible (effective as of the first day of the Purchase Period next succeeding such distribution or sale) to make further investments under the Plan until the Anniversary Date of the most recently acquired Share or fractional Share sold or distributed from such Employee’s Account pursuant to Article 7(b) shall occur. In the event of such ineligibility:

(i)	Any authorization for payroll deductions given by such Employee pursuant to Article 4(a) shall thereupon be revoked, such Employee shall be deemed to have given instructions to distribute dividends pursuant to Article 4(c), any Investment Funds held in such Employee’s Account shall be applied to purchase Shares in the next Purchase Period but no further contributions pursuant to Article 4(b) shall be accepted during such ineligibility.

(ii)	Any full or fractional Shares remaining in such Employee’s Account shall remain in such Account unless and until disposed of in accordance with Articles 7(b), 8(a) or 12(c).

(iii)	The Employee may conclusively rely on the information furnished by the Agent, for the purpose of determining the number of Shares in such Employee’s Account for which the Anniversary Date has occurred. Any direction for the sale or distribution of Shares pursuant to Article 7(b) shall be satisfied first from those Shares in such Account for which the Anniversary Date has at the time occurred, unless the Employee otherwise expressly directs. Upon application by an Employee, the Plan Director may, for good cause shown, waive all or any part of any period of ineligibility which would otherwise result under this Article 7(e) from a sale or distribution of a specified Share or Shares from such Employee’s Account. Such waiver shall be within the sole discretion of the Plan Director, whose decision on any such application shall be final.

(iv)	The concept of “Anniversary Date” shall only apply to Shares of those Employees of the Participating Employer who has determined to make contributions on behalf of its Employees.

ARTICLE 8

Termination of Status as Employee; Leave of Absence

(a)	Subject to Article 1(a), when an Employee’s status as an Employee ceases, any fractional Share in such Employee’s Account shall be sold and the proceeds thereof, together with all full Shares in such Employee’s Account, shall be distributed to such Employee (or in the event of death or disability, to his or her legal representatives), without the necessity of any request by or on behalf of the Employee under Article 7(b), as promptly as practicable after receipt by the Agent of notice of such change of status, unless the Agent receives, within thirty days after such change of status and prior to any such distribution, an election by such former Employee (or his or her legal representatives as aforesaid), to have such full Shares sold and the resulting cash proceeds distributed. The judgment of the Agent as to the terms of any such sale shall be conclusive and binding. All cash distributions, whether in respect of sale of full Shares or fractional Shares, shall be net of any brokerage or commissions, transfer taxes, and service charges incurred in connection with such sales. Any Investment Funds held in such Employee’s Account that have not been applied to purchase Shares shall also be distributed to such Employee (or in the event of death or disability, to his or her legal representatives).

(b)	An Employee on an unpaid leave of absence shall be ineligible (effective as of the first day of the first Purchase Period beginning during such an unpaid leave of absence) to make further investments under the Plan until the termination of such an unpaid leave of absence. Such ineligibility shall have the same effects as a period of ineligibility arising under Article 7(e).

ARTICLE 9

Stock Dividends and Stock Splits; Rights Offerings;

Other Non-Cash Distribution

(a)	Any Shares received as stock dividends or split shares distributed by the Company on full or fractional Shares held in the Plan for an Employee will be credited to the Employee’s Account. The Anniversary Date of any Share so received shall be that of the Share in respect of which it shall be received.

(b)	If the Company should determine to offer securities through the issuance of rights to subscribe, warrants representing the rights on all Shares registered in the name of the Agent (or a nominee) will be issued to the Agent. Except as provided in the last three sentences of this Article 9(b), the Agent shall sell such rights and distribute the proceeds among the Employees in proportion to the full and fractional Shares held in each Employee’s Account on the record date for such rights. Any Employee who wishes to exercise subscription rights on his or her Plan Shares shall, prior to the record date for any such rights, advise the Agent of such desire and make arrangements, satisfactory to the Company and the Agent, to provide the Agent with funds to exercise such rights. Any Shares so purchased shall be added to such Employee’s Account and any other securities so purchased shall be delivered to such Employee. No contribution shall be made under the Plan by the Participating Employer in connection with any such exercise of rights.

(c)	Any non-cash distribution which the Company may make in respect of Shares held by the Agent for the Accounts of Employees, except a distribution subject to Articles 9(a) or (b), shall, to the extent practicable, be distributed in kind to the Employees in proportion to the respective numbers of Shares in their Accounts. To the extent that such a distribution in kind is not practicable, such non-cash distribution shall be sold and the proceeds distributed in like manner.

ARTICLE 10

Voting of Shares

Each Employee shall be provided with the opportunity to direct the manner in which any Shares held in such Employee’s Account are to be voted and appropriate procedures shall be established to enable the Employee to exercise such right. The Company shall provide to each Employee for whose account Shares are held under the Plan a copy of all proxy statements and annual, quarterly and other reports distributed by the Company to holders of record of Shares.

ARTICLE 11

Termination and Modification;

Responsibility of Company and Plan Director

(a)

The Board of Directors of the Company shall have the power to suspend, terminate, amend or otherwise modify the Plan and the Chief Executive Officer, the President-Shared Services, the Chief Financial Officer, the Vice President-Human Resources and the Treasurer of the CECONY are each authorized to make such changes from time to time to the Plan as such officer may approve as necessary or desirable to comply with law or to facilitate the administration of the Plan. No such suspension, termination, amendment or modification shall restrict the right of any Employee to withdraw all full Shares held in his or her Account, and to receive the net proceeds, after expenses of sale, of any fractional Share held in such Account. All participating Employees shall be given notice of any such suspension, termination, amendment or modification at least 30 days prior to the effective date thereof. Termination of the Plan shall have the same effects, with respect to each Employee, as are provided for in Article 8(a) in the event of termination of such Employee’s status as an Employee.

(b)	Any Affiliate may adopt this Plan with the consent of the Board of Directors of the Company; provided, however, that the Chief Executive Officer, the President-Shared Services, the Chief Financial Officer, the Vice President-Human Resources and the Treasurer of the CECONY shall each have authority to permit participation in the Plan by an Affiliate on such terms and conditions as such officer may approve. Upon the effective date of the adoption of the Plan by an Affiliate, the Affiliate shall become a Participating Employer. Each Participating Employer shall be named in Appendix B. A Participating Employer may terminate its participation in the Plan upon appropriate action.

(c)	The Company, Participating Employer(s), and the Plan Director shall not be liable hereunder for any act done in good faith, or for any good faith omission to act, including, without limitation, any claim for delay in paying funds over to the Agent for the Account of an Employee.

ARTICLE 12

Administration, Operation and General Provisions

(a)	Plan Director Authority. All determinations required or permitted under the Plan or in its administration, which are not reserved to the Board of Directors of the Company, the Chief Executive Officer of CECONY, or the Agent or otherwise specified under the Plan, shall be made by the Plan Director. All such determinations, whether reserved or not reserved, shall be conclusive and binding on the Employee or Employees affected.

(b)	Expenses of Plan. Except as otherwise provided in the Plan, the Participating Employer shall pay all expenses in connection with administration of the Plan, including, without limitation, the fees and expenses of the Agent applicable to its Employees.

(c)	Recoupment of Company Overpayments. Notwithstanding anything in this Plan to the contrary, if at any time it is discovered that through error, inadvertence, mistake or for any other reason, the Participating Employer has paid over to the Agent or the Company for the Account of an Employee an amount which is in excess of the amount which should have been paid over for such Account, pursuant to Article 5 and Appendix A, or if it shall be discovered that an amount paid over to the Agent or the Company pursuant to Article 4(a) was in excess of the pay due such Employee (net of all other deductions) from which such amount was to have been deducted, and if such overpayment shall be discovered and notice given to the Agent prior to the application of such overpayment by the Agent or the Company to the purchase of Shares, the Agent shall promptly return the amount of such overpayment to the Participating Employer.

(d)	Agent’s Tenure and Responsibility.

(i)	The Agent may resign at any time by delivering its written resignation to Plan Director, and the Plan Director may remove the Agent at any time by delivering to the Agent a written notice of removal; provided that such resignation or removal shall not take effect until the effective date of an appointment of a successor Agent. A successor Agent may be appointed by the Plan Director upon 30 days notice to the participating Employees and the incumbent Agent. Each participating Employee shall be deemed to have consented to such appointment unless such Employee directs, pursuant to Article 7(b), a distribution or sale of all Shares in such Employee’s Account prior to the effective date of such appointment. If no successor Agent shall be appointed within 90 days of delivery of the Agent’s resignation or notice of removal, the Plan shall terminate.

(ii)	The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omission to act, including without limitation, any claims with respect to the prices at which Shares are purchased or sold for Employees’ Accounts.

APPENDIX A

EMPLOYER CONTRIBUTIONS

(a)	This Appendix A applies to any Participating Employer listed in Appendix B who has determined to make contributions to the Plan for the account of its Employees who participate in the Plan.

(b)	At the time the Participating Employer pays over to the Agent or the Company any amount for the Account of an Employee pursuant to Article 4(a) Payroll Deductions of the Plan, the Participating Employer shall concurrently pay over to the Agent or the Company for the Account of the Employee an additional amount equal to one dollar for every nine dollars contributed by such Employee.

(c)	Within 10 business days after the receipt of funds from an Employee pursuant to Article 4(b) Cash Payments of the Plan, the Agent shall advise the Participating Employer of such receipt and the Participating Employer shall promptly pay over to the Agent or the Company for the Account of such Employee an additional amount equal to one dollar for every nine dollars contributed by such Employee.

(d)	Not less than 10 business days after each dividend record date in respect of Shares, the Agent shall advise the Participating Employer of the amount of dividends to be received by the Agent for the Account of each Employee on the corresponding dividend payment date, excluding those dividends for which the Agent has received instructions pursuant to Article 4(c) Dividend Reinvestments of the Plan. On such dividend payment date the Participating Employer shall pay over to the Agent or the Company, for the Account of each such Employee, an amount equal to one-ninth of the amount of such dividends to be received by the Agent on such date for such Account.

(e)	The Participating Employer shall, promptly upon request by the Agent, reimburse or provide funds to the Agent for the payment of brokerage commissions and other reasonable expenses of purchase incurred by the Agent pursuant to Article 6.

APPENDIX B

PARTICIPATING EMPLOYERS

(a)	Consolidated Edison Company of New York, Inc. has made contributions on behalf of its Employees since the Plan’s inception.

(b)	Consolidated Edison Energy, Inc. became a Participating Employer in the Plan effective as of January 1, 2000, and has determined to make contributions on behalf of its Employees.

(c)	Orange and Rockland Utilities, Inc. became a Participating Employer in the Plan effective as of May 1, 2000, and has determined effective January 1, 2005, to make contributions on behalf of its Employees.

(d)	Consolidated Edison Solutions, Inc. became a Participating Employer in the Plan effective as of September 1, 1997, and has determined to make contributions on behalf of its Employees.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EDT, on May 19, 2014.

Vote by Internet • Go to www.investorvote.com/ED • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors	For	Against	Abstain		For	Against	Abstain
01 - Kevin Burke	☐	☐	☐	07 - John F. Killian	☐	☐	☐			For	Against	Abstain

02 - Vincent A. Calarco	☐	☐	☐	08 - John McAvoy	☐	☐	☐	2.	Ratification of appointment of independent accountants.	☐	☐	☐

03 - George Campbell, Jr.	☐	☐	☐	09 - Armando J. Olivera	☐	☐	☐	3.	Approval of the Company’s Stock Purchase Plan.	☐	☐	☐

04 - Michael J. Del Giudice	☐	☐	☐	10 - Sally H. Piñero	☐	☐	☐	4.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

05 - Ellen V. Futter	☐	☐	☐	11 - Michael W. Ranger	☐	☐	☐

06 - John F. Hennessy III	☐	☐	☐	12 - L. Frederick Sutherland	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Stockholder Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

2014 Annual Meeting Admission Ticket

2014 Annual Meeting of

Consolidated Edison, Inc. Stockholders

Monday, May 19, 2014, 10:00 a.m. EDT

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

This ticket admits only the named stockholder(s).

Please bring this admission ticket and a proper form of identification with you if attending the stockholder meeting.

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the Stockholder Meeting, please promptly vote by telephone, through the Internet or by completing and returning the attached proxy card.

Voting early will not prevent you from voting in person at the Stockholder Meeting if you wish to do so.

Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

CONSOLIDATED EDISON, INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin Burke, Michael J. Del Giudice and Vincent A. Calarco and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 19, 2014 at 10:00 a.m. at the Company’s Headquarters, 4 Irving Place, New York, NY or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof.

Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01 - Kevin Burke, 02 - Vincent A. Calarco, 03 - George Campbell, Jr., 04 - Michael J. Del Giudice, 05 - Ellen V. Futter, 06 - John F. Hennessy III, 07 - John F. Killian, 08 - John McAvoy, 09 - Armando J. Olivera, 10 - Sally H. Piñero, 11 - Michael W. Ranger and 12 - L. Frederick Sutherland.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1) AND “FOR” PROPOSALS 2, 3 AND 4.

(Items to be voted appear on reverse side.)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Vote by Internet •Go to www.investorvote.com/ED •Or scan the QR code with your smartphone •Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Consolidated Edison, Inc. Stockholder Meeting to be Held on May 19, 2014

Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated

Edison, Inc. stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Consolidated Edison, Inc. proxy materials are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/ED.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 9, 2014 to facilitate timely delivery.

Consolidated Edison, Inc. Stockholder Meeting will be held on May 19, 2014 at Consolidated Edison, Inc., 4 Irving Place, New York, NY, 10003 at 10:00 a.m. EDT.

Proposals to be voted on at the stockholder meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 3 and 4:

1.	Election of Directors -

1. Kevin Burke

2. Vincent A. Calarco

3. George Campbell, Jr.

4. Michael J. Del Giudice

5. Ellen V. Futter

6. John F. Hennessy III

7. John F. Killian

8. John McAvoy

9. Armando J. Olivera

10. Sally H. Piñero

11. Michael W. Ranger

12. L. Frederick Sutherland

2.	Ratification of appointment of independent accountants.
3.	Approval of the Company’s Stock Purchase Plan.
4.	Advisory vote to approve named executive officer compensation.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the stockholder meeting, please bring this notice with you.

Directions to the Consolidated Edison, Inc. Stockholder Meeting are available in the proxy statement which can be viewed at www.investorvote.com/ED.	THIS NOTICE IS YOUR ADMISSION TICKET TO THE STOCKHOLDER MEETING

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet - Go to www.investorvote.com/ED. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email - Send email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 9, 2014.

CONSOLIDATED EDISON, INC.

ANNUAL MEETING FOR HOLDERS AS OF 3/25/14

TO BE HELD ON 5/19/14

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

To vote by Internet

1)    Go to website www.proxyvote.com.

2)    Follow the instructions provided on the website.

To vote by Telephone

1)    Call 1-800-454-8683.

2)    Follow the instructions.

To vote by Mail

1)    Check the appropriate boxes on the voting instruction form below.

2)    Sign and date the voting instruction form.

3)    Return the voting instruction form in the envelope provided.

Shareholder Meeting Registration

To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68024-P49938

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1.	Election of Directors:		For	Against	Abstain

	1a.	Kevin Burke	☐	☐	☐

	1b.	Vincent A. Calarco	☐	☐	☐

	1c.	George Campbell, Jr.	☐	☐	☐

	1d.	Michael J. Del Giudice	☐	☐	☐

	1e.	Ellen V. Futter	☐	☐	☐

	1f.	John F. Hennessy III	☐	☐	☐

	1g.	John F. Killian	☐	☐	☐

	1h.	John McAvoy	☐	☐	☐

	1i.	Armando J. Olivera	☐	☐	☐

	1j.	Sally H. Piñero	☐	☐	☐

	1k.	Michael W. Ranger	☐	☐	☐

	1l.	L. Frederick Sutherland	☐	☐	☐

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐
The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of appointment of independent accountants.	☐	☐	☐

3.	Approval of the Company’s Stock Purchase Plan.	☐	☐	☐

4.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 19, 2014.

Meeting Information
CONSOLIDATED EDISON, INC.	Meeting Type: Annual Meeting
For holders as of: March 25, 2014
Date: May 19, 2014 Time: 10:00 AM
	Location:	4 Irving Place
New York, NY 10003

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M68012-P49938

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2014 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. Shareholder Meeting Registration: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

M68013-P49938

Voting Items
The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1. Election of Directors
1a.	Kevin Burke	The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:

1b.	Vincent A. Calarco	2.	Ratification of appointment of independent accountants.

1c.	George Campbell, Jr.	3.	Approval of the Company’s Stock Purchase Plan.

1d.	Michael J. Del Giudice	4.	Advisory vote to approve named executive officer compensation.

1e.	Ellen V. Futter

1f.	John F. Hennessy III

1g.	John F. Killian

1h.	John McAvoy

1i.	Armando J. Olivera

1j.	Sally H. Piñero

1k.	Michael W. Ranger

1l.	L. Frederick Sutherland

M68014-P49938

Voting Instructions

M68015-P49938

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EDT, on May 19, 2014.

Vote by Internet • Go to www.investorvote.com/EDESP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors	For	Against	Abstain		For	Against	Abstain
01 - Kevin Burke	☐	☐	☐	07 - John F. Killian	☐	☐	☐			For	Against	Abstain

02 - Vincent A. Calarco	☐	☐	☐	08 - John McAvoy	☐	☐	☐	2.	Ratification of appointment of independent accountants.	☐	☐	☐

03 - George Campbell, Jr.	☐	☐	☐	09 - Armando J. Olivera	☐	☐	☐	3.	Approval of the Company’s Stock Purchase Plan.	☐	☐	☐

04 - Michael J. Del Giudice	☐	☐	☐	10 - Sally H. Piñero	☐	☐	☐	4.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

05 - Ellen V. Futter	☐	☐	☐	11 - Michael W. Ranger	☐	☐	☐

06 - John F. Hennessy III	☐	☐	☐	12 - L. Frederick Sutherland	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Stockholder Meeting.	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

2014 Annual Meeting Admission Ticket

2014 Annual Meeting of

Consolidated Edison, Inc. Stockholders

Monday, May 19, 2014, 10:00 a.m. EDT

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

This ticket admits only the named stockholder(s).

Please bring this admission ticket and a proper form of identification with you if attending the stockholder meeting.

YOUR VOTE IS IMPORTANT!

Please vote promptly by telephone, through the Internet or by completing and returning the attached proxy card.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

CONFIDENTIAL VOTING INSTRUCTIONS

TO COMPUTERSHARE AS PLAN AGENT

FOR THE CONSOLIDATED EDISON, INC. STOCK PURCHASE PLAN (STOCK PURCHASE PLAN)

CONSOLIDATED EDISON, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MAY 19, 2014

I hereby instruct Computershare, the Plan Agent for the Stock Purchase Plan, to vote (in person or by proxy) all of the shares of common stock of Consolidated Edison, Inc. (the Company), which are credited to my account under the Stock Purchase Plan, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 19, 2014, and at any adjournments or postponements thereof on the following matters, all as more fully set forth in the proxy statement, as checked on the reverse side, and in its discretion upon such other matters as may properly come before the meeting or at any adjournments or postponements thereof. This form provides Voting Instructions for shares held in the Stock Purchase Plan. If signed, dated and returned, the shares of common stock of the Company represented by the Voting Instructions will be voted in accordance with the specifications given.

(Items to be voted appear on reverse side.)

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

CONSOLIDATED EDISON, INC. 4 IRVING PLACE - ROOM 1618-S NEW YORK, NY 10003 ATTN: CAROLE SOBIN

VOTING IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, phone or mail. Follow the instructions below.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit these Voting Instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on Wednesday, May 14, 2014. Have this Voting Instruction form in hand when accessing the website and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit these Voting Instructions up until 11:59 P.M. Eastern Daylight Time on Wednesday, May 14, 2014. Have this Voting Instruction form in hand when calling and then follow the instructions.

VOTE BY MAIL

Mark, sign and date this Voting Instruction form and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by Wednesday, May 14, 2014. Do not vote by mail if Voting Instructions were previously transmitted by Internet or phone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68003-P49913             KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

CONSOLIDATED EDISON, INC.

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1.	Election of Directors:		For	Against	Abstain

	1a.	Kevin Burke	☐	☐	☐

	1b.	Vincent A. Calarco	☐	☐	☐

	1c.	George Campbell, Jr.	☐	☐	☐

	1d.	Michael J. Del Giudice	☐	☐	☐

	1e.	Ellen V. Futter	☐	☐	☐

	1f.	John F. Hennessy III	☐	☐	☐

	1g.	John F. Killian	☐	☐	☐

	1h.	John McAvoy	☐	☐	☐

	1i.	Armando J. Olivera	☐	☐	☐

	1j.	Sally H. Piñero	☐	☐	☐

	1k.	Michael W. Ranger	☐	☐	☐

	1l.	L. Frederick Sutherland	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2, 3 and 4:		For	Against	Abstain

2.	Ratification of appointment of independent accountants.	☐	☐	☐

3.	Approval of the Company’s Stock Purchase Plan.	☐	☐	☐

4.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

Please sign exactly as the name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

conEdison, inc.

ADMISSION TICKET

Annual Meeting of Stockholders of

CONSOLIDATED EDISON, INC.

MONDAY, MAY 19, 2014 10:00 a.m.

4 Irving Place

New York, NY 10003

This ticket admits only the named stockholder(s). Please bring this admission ticket and a proper form of identification with you if attending the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M68004-P49913

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

CONFIDENTIAL VOTING INSTRUCTIONS

To Vanguard Fiduciary Trust Company as Trustee under the Consolidated Edison Thrift

Savings Plan (Thrift Savings Plan) and the Con Edison Tax Reduction Act Stock Ownership

Plan (TRASOP Plan)

CONSOLIDATED EDISON, INC.

Annual Meeting of Stockholders

Monday, May 19, 2014

This proxy is solicited by the Board of Directors

Vanguard Fiduciary Trust Company, the Trustee of the Thrift Savings Plan and TRASOP Plan (together, the Plans), is instructed to vote (in person or by proxy) all of the shares of common stock of Consolidated Edison, Inc. (the Company), which are credited to the account under the Plans, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 19, 2014, and at any adjournments or postponements thereof, for the matters listed on the reverse side, all as more fully set forth in the proxy statement, as checked on reverse side, and in its discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. This form provides voting instructions for shares held in the Plans. If signed, dated and returned, the shares of common stock of the Company represented by these Voting Instructions will be voted in accordance with the specifications given.

If shares are held in the Plans and these Voting Instructions are not returned to the Trustee by Wednesday, May 14, 2014, the shares will be voted in the same manner and proportions as those shares for which the Trustee has received instructions. If these Voting Instructions are signed, dated and returned with no preference indicated, the shares will be voted on each proposal as recommended by the Board of Directors.

Continued and to be signed on reverse side